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                              AMENDED AND RESTATED
                              DECLARATION OF TRUST



                                      OF



                   ZENITH NATIONAL INSURANCE CAPITAL TRUST I







                            Dated as of July 30, 1998




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

                      TABLE OF CONTENTS


                                                                                    Page
                                                                                    ----
ARTICLE I           Interpretation and Definitions.................................   2
     SECTION 1.1.   Definitions....................................................   2

ARTICLE II          Trust Indenture Act............................................   9
     SECTION 2.1.   Trust Indenture Act; Application...............................   9
     SECTION 2.2.   Lists of Holders of Securities.................................   9
     SECTION 2.3.   Reports by the Property Trustee................................  10
     SECTION 2.4.   Periodic Reports to Property Trustee...........................  10
     SECTION 2.5.   Evidence of Compliance with Conditions Precedent...............  10
     SECTION 2.6.   Events of Default; Waiver......................................  10
     SECTION 2.7.   Event of Default; Notice.......................................  12

ARTICLE III         Organization...................................................  13
     SECTION 3.1.   Name...........................................................  13
     SECTION 3.2.   Office.........................................................  13
     SECTION 3.3.   Purpose........................................................  13
     SECTION 3.4.   Authority......................................................  13
     SECTION 3.5.   Title to Property of the Trust.................................  14
     SECTION 3.6.   Powers and Duties of the Regular Trustees......................  14
     SECTION 3.7.   Prohibition of Actions by the Trust and the Trustees...........  17
     SECTION 3.8.   Powers and Duties of the Property Trustee......................  18
     SECTION 3.9.   Certain Duties and Responsibilities of the Property Trustee....  20
     SECTION 3.10.  Certain Rights of Property Trustee.............................  22
     SECTION 3.11.  Delaware Trustee...............................................  24
     SECTION 3.12.  Execution of Documents.........................................  24
     SECTION 3.13.  Not Responsible for Recitals or Issuance of Securities.........  24
     SECTION 3.14.  Duration of Trust..............................................  25
     SECTION 3.15.  Mergers........................................................  25

                                       i

ARTICLE IV          Sponsor........................................................  27
     SECTION 4.1.   Sponsor's Purchase of Common Securities........................  27
     SECTION 4.2.   Responsibilities of the Sponsor................................  27

ARTICLE V           Trustees.......................................................  27
     SECTION 5.1.   Number of Trustees.............................................  27
     SECTION 5.2.   Delaware Trustee...............................................  28
     SECTION 5.3.   Property Trustee; Eligibility..................................  28
     SECTION 5.4.   Qualifications of Regular Trustees.............................  29
     SECTION 5.5.   Initial Trustees...............................................  29
     SECTION 5.6.   Appointment, Removal and Resignation of Trustees...............  30
     SECTION 5.7.   Vacancies Among Trustees.......................................  31
     SECTION 5.8.   Effect of Vacancies............................................  32
     SECTION 5.9.   Meetings.......................................................  32
     SECTION 5.10.  Delegation of Power............................................  32
     SECTION 5.11.  Merger, Conversion, Consolidation or Succession to Business....  33

ARTICLE VI          Distributions..................................................  33
     SECTION 6.1.   Distributions..................................................  33

ARTICLE VII         Issuance of Securities.........................................  34
     SECTION 7.1.   General Provisions Regarding Securities........................  34
     SECTION 7.2.   Execution and Authentication...................................  34
     SECTION 7.3.   Book-Entry Capital Securities Certificates; Definitive
                    Capital Securities Certificates; Common Securities
                    Certificate....................................................  35
     SECTION 7.4.   Registrar and Paying Agent.....................................  38
     SECTION 7.5.   Paying Agent to Hold Money in Trust............................  38
     SECTION 7.6.   Replacement Securities.........................................  39
     SECTION 7.7.   Outstanding Capital Securities.................................  39
     SECTION 7.8.   Capital Securities in Treasury.................................  39
     SECTION 7.9.   Temporary Certificates.........................................  40
     SECTION 7.10.  Cancellation...................................................  41

                                       ii

     SECTION 7.11.  CUSIP Numbers..................................................  41

ARTICLE VIII        Termination of Trust...........................................  41
     SECTION 8.1.   Termination of Trust...........................................  41

ARTICLE IX          Transfer of Interests..........................................  43
     SECTION 9.1.   Transfer of Securities.........................................  43
     SECTION 9.2.   Transfer Procedures and Restrictions...........................  43
     SECTION 9.3.   Deemed Security Holders........................................  51
     SECTION 9.4.   Book Entry Interests...........................................  52
     SECTION 9.5.   Notices to Depositary..........................................  52
     SECTION 9.6.   Appointment of Successor Depositary............................  52

ARTICLE X           Limitation of Liability ofHolders of Securities, Trustees
                    or Others......................................................  53
     SECTION 10.1.  Liability......................................................  53
     SECTION 10.2.  Exculpation....................................................  53
     SECTION 10.3.  Fiduciary Duty.................................................  54
     SECTION 10.4.  Indemnification................................................  55
     SECTION 10.5.  Outside Businesses.............................................  55

ARTICLE XI          Accounting.....................................................  56
     SECTION 11.1.  Fiscal Year....................................................  56
     SECTION 11.2.  Certain Accounting Matters.....................................  56
     SECTION 11.3.  Banking........................................................  56
     SECTION 11.4.  Withholding....................................................  57

ARTICLE XII         Amendments and Meetings........................................  57
     SECTION 12.1.  Amendments.....................................................  57
     SECTION 12.2.  Meetings of the Holders of Securities; Action by
                    Written Consent................................................  59

                                       iii

ARTICLE XIII        Representations of Delaware Trustee............................  61
     SECTION 13.1.  Representations and Warranties of Delaware Trustee.............  61

ARTICLE XIV         Representations of Property Trustee............................  62
     SECTION 14.1.  Representations and Warranties of Property Trustee.............  62

ARTICLE XV          Miscellaneous..................................................  63
     SECTION 15.1.  Notices........................................................  63
     SECTION 15.2.  Governing Law..................................................  65
     SECTION 15.3.  Intention of the Parties.......................................  65
     SECTION 15.4.  Headings.......................................................  65
     SECTION 15.5.  Successors and Assigns.........................................  65
     SECTION 15.6.  Partial Enforceability.........................................  65
     SECTION 15.7.  Counterparts...................................................  65


                                       iv

ANNEX I           TERMS OF 8.55% CAPITAL SECURITIES 8.55% COMMON SECURITIES

EXHIBIT A    -    FORM OF 144A GLOBAL SECURITY

EXHIBIT B    -    FORM OF REGULATION S GLOBAL SECURITY

EXHIBIT C    -    FORM OF DEFINITIVE CAPITAL SECURITY

EXHIBIT D    -    FORM OF CERTIFICATE EVIDENCING COMMON SECURITIES

EXHIBIT E    -    FORM OF LETTER TO BE DELIVERED BY INSTITUTIONAL ACCREDITED
                  INVESTORS

EXHIBIT F    -    FORM OF TRANSFER CERTIFICATE-- REGULATION S GLOBAL SECURITY
                  OR INSTITUTIONAL ACCREDITED INVESTORS DEFINITIVE TO 144A
                  GLOBAL SECURITY

EXHIBIT G    -    FORM OF TRANSFER CERTIFICATE--144A GLOBAL SECURITY OR
                  INSTITUTIONAL ACCREDITED INVESTORS DEFINITIVE TO REGULATION S
                  GLOBAL SECURITY

                  AMENDED AND RESTATED DECLARATION OF TRUST
                                      OF
                  ZENITH NATIONAL INSURANCE CAPITAL TRUST I

                                July 30, 1998

          AMENDED AND RESTATED DECLARATION OF TRUST ("Declaration") dated and effective as of July 30, 1998, by the undersigned trustees (together with all other persons from time to time duly appointed and serving as trustees in accordance with the provisions of this Declaration, the "Trustees"), Zenith National Insurance Corp., a Delaware corporation, as trust sponsor (the "Sponsor"), and by the holders, from time to time, of undivided beneficial interests in the Trust issued pursuant to the Declaration;

          WHEREAS, the Trustees and the Sponsor established a trust (the "Trust") under the Business Trust Act (as hereinafter defined) pursuant to a Declaration of Trust dated as of June 30, 1998 (the "Original Declaration"), and a Certificate of Trust filed with the Secretary of State of the State of Delaware on June 30, 1998, for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust, investing the proceeds thereof in certain Debentures of the Debenture Issuer (as hereinafter defined) and making Distributions (as hereinafter defined);

          WHEREAS, as of the date hereof, no interests in the Trust have been issued; and

          WHEREAS, all of the Trustees and the Sponsor, by this Declaration, amend and restate each and every term and provision of the Original Declaration;

          NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a business trust under the Business Trust Act and that this Declaration constitute the governing instrument of such business trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.

                                   ARTICLE I

                         INTERPRETATION AND DEFINITIONS

          SECTION 1.1.  DEFINITIONS.  Unless the context otherwise requires:

          (a) Capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this
Section 1.1;

          (b) a term defined anywhere in this Declaration has the same meaning throughout;

          (c) all references to "the Declaration" or "this Declaration" are to this Declaration as modified, supplemented or amended from time to time;

          (d) all references in this Declaration to Articles and Sections and Exhibits are to Articles and Sections of and Exhibits to this Declaration unless otherwise specified;

          (e) a term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires; and

          (f)  a reference to the singular includes the plural and vice versa.

          "AFFILIATE" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

          "AGENT" means any Registrar, Paying Agent or co-registrar.

          "AUTHORIZED OFFICER" of a Person means any Person that is authorized to bind such Person.

          "BENEFICIARIES" has the meaning set forth in Section 4.3(a).

          "BOOK ENTRY INTEREST" means a beneficial interest in a Global Certificate, ownership and transfers of which shall be maintained and made through book entries by a Depositary as described in Section 7.3.

          "BUSINESS DAY" means any day other than a day on which banking institutions in Los Angeles, California, New York, New York or Minneapolis, Minnesota are authorized or required by law to close.

          "BUSINESS TRUST ACT" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 ET SEQ., as it may be amended from time to time.

          "CAPITAL SECURITIES" has the meaning specified in Section 7.1(a).

          "CAPITAL SECURITIES GUARANTEE" means the guarantee agreement to be dated as of July 30, 1998, between the Sponsor and Norwest Bank Minnesota, National Association, as Guarantee Trustee, in respect to the Capital Securities.

          "CAPITAL SECURITY BENEFICIAL OWNER" means, with respect to a Book Entry Interest, a Person who is the beneficial owner of such Book Entry Interest, as reflected on the books of the Depositary, or on the books of a Person maintaining an account with such Depositary (directly as a Participant or as an indirect participant, in each case in accordance with the rules of such Depositary).

          "CEDEL" means Cedel Bank, societe anonyme.

          "CERTIFICATE" means a certificate in global or definitive form representing a Common Security or a Capital Security.

          "CLOSING DATE" means the Closing Date as defined in the Purchase Agreement.

          "CODE" means the Internal Revenue Code of 1986, as amended.

          "COMMISSION" means the United States Securities and Exchange Commission or any successor thereto.

          "COMMON SECURITIES" has the meaning specified in Section 7.1(a).

          "COVERED PERSON" means: (a) any officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; and (b) any Holder of Securities.

          "DEBENTURE ISSUER" means Zenith National Insurance Corp., as issuer of the Debentures.

          "DEBENTURES" means the series of 8.55% Subordinated Deferrable Interest Debentures due 2028 to be issued by the Debenture Issuer under the Indenture to be held by the Property Trustee.

          "DEFINITIVE CAPITAL SECURITIES" means the Capital Securities in definitive form issued by the Trust, a specimen certificate for such Capital Securities being attached hereto as Exhibit C.

          "DELAWARE TRUSTEE" has the meaning set forth in Section 5.2.

          "DEPOSITARY" means The Depository Trust Company, the initial depositary, or any replacement depositary or successor to any of the foregoing.

          "DISTRIBUTION" means a distribution payable to Holders of Securities in accordance with Section 6.1.

          "EUROCLEAR" means the Euroclear System.

          "EVENT OF DEFAULT" in respect of the Securities means an Event of Default (as defined in the Indenture) in respect of the Debentures or a default by the Sponsor under the Capital Securities Guarantee, which has occurred and is continuing.

          "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

          "GLOBAL CAPITAL SECURITY" has the meaning set forth in Section
7.3(b).

          "HOLDER" means a Person in whose name a Certificate representing a Security is registered, such Person being a beneficial owner within the meaning of the Business Trust Act.

          "INDEMNIFIED PERSON" means (a) any Trustee; (b) any Affiliate of any Trustee; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Trustee; or (d) any employee or agent of the Trust or its Affiliates.

          "INDENTURE" means the Indenture dated as of July 30, 1998, between the Debenture Issuer and Norwest Bank Minnesota, National Association, as trustee, and any indenture supplemental thereto pursuant to which the Debentures are to be issued.

          "INDENTURE TRUSTEE" means Norwest Bank Minnesota, National Association, as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

          "INSTITUTIONAL ACCREDITED INVESTOR" means an institutional investor that is an "accredited investor" within the meaning of Rule 501(a)(1), (2),
(3) or (7) under the Securities Act.

          "INVESTMENT COMPANY" means an investment company as defined in the Investment Company Act.

          "INVESTMENT COMPANY ACT" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

          "LEGAL ACTION" has the meaning set forth in Section 3.6(g).

          "LIST OF HOLDERS" has the meaning set forth in Section 2.2(a).

          "MAJORITY IN LIQUIDATION AMOUNT" means, except as otherwise provided in the terms of the Capital Securities, Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Capital Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of more than 50% of the aggregate liquidation amount of all outstanding Securities, Capital Securities and/or Common Securities, as the case may be.

          "OBLIGATIONS" means any costs, expenses or liabilities of the Trust, other than obligations of the Trust to pay to Holders of any Securities or other similar interests in the Trust the amounts due such Holders pursuant to the terms of the Securities or such other similar interests, as the case may be.

          "OFFERING CIRCULAR" has the meaning set forth in Section 3.6(b)(i).

          "OFFICERS' CERTIFICATE" means, with respect to any Person, a certificate signed by two Authorized Officers of such Person. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

          (a) a statement that each officer signing the Officers' Certificate has read the covenant or condition and the definition relating thereto;

          (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Officers' Certificate;

          (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

          "PARTICIPANT" means a member of, or participant in, the Depositary.

          "PAYING AGENT" has the meaning specified in Section 7.4.

          "PERSON" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

          "PROPERTY TRUSTEE" means the Trustee meeting the eligibility requirements set forth in Section 5.3.

          "PROPERTY ACCOUNT" has the meaning set forth in Section 3.8(c).

          "PURCHASE AGREEMENT" means the Purchase Agreement, dated July 27, 1998, among the Sponsor, the Trust and Credit Suisse First Boston
Corporation, BancAmerica Robertson Stephens and Donaldson, Lufkin & Jenrette Securities Corporation.

          "QIB" means a qualified institutional buyer as defined in Rule 144A.

          "QUORUM" means a majority of the Regular Trustees or, if there are only two Regular Trustees, both of them.

          "REGISTRAR" has the meaning set forth in Section 7.4.

          "REGULAR TRUSTEE" means any Trustee other than the Property Trustee and the Delaware Trustee.

          "REGULATION S" means Regulation S under the Securities Act or any successor provision thereto, as the same may be amended from time to time.

          "REGULATION S CAPITAL SECURITIES" has the meaning set forth in
Section 7.3(b).

          "RESPONSIBLE OFFICER" means, with respect to the Property Trustee, any vice-president, any assistant vice-president, the treasurer, any assistant treasurer, any trust officer or assistant trust officer or any other officer in Corporate Trust Administration of the Property Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

          "RESTRICTED DEFINITIVE CAPITAL SECURITIES" has the meaning set forth in Section 7.3(c).

          "RESTRICTED CAPITAL SECURITY" means a Capital Security required by
Section 9.2 to contain a Restricted Securities Legend.

          "RESTRICTED PERIOD" means the period of 40 consecutive days beginning on and including the later of (x) the day on which the offering of the Capital Securities commences or (y) the Closing Date.

          "RESTRICTED SECURITIES LEGEND" has the meaning set forth in Section 9.2(h).

          "RULE 144" means Rule 144 under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

          "RULE 144A" means Rule 144A under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

          "RULE 144A CAPITAL SECURITIES" has the meaning set forth in Section 7.3(a).

          "RULE 144(k)" means Rule 144(k) as promulgated under the Securities Act, or any successor provision thereto, as the same may be amended from time to time.

          "RULE 3a-5" means Rule 3a-5 under the Investment Company Act, or any successor rule or regulation.

          "SECURITIES" means the Common Securities and the Capital Securities.

          "SECURITIES ACT" means the Securities Act of 1933, as amended.

          "66-2/3% IN LIQUIDATION AMOUNT" means, except as otherwise provided in the terms of the Capital Securities, Holders of outstanding Securities voting as a single class or, as the context may require, Holders of outstanding Capital Securities or Holder(s) of outstanding Common Securities voting separately as a class, representing at least 66-2/3% of the aggregate liquidation amount of all outstanding Securities, Capital Securities and/or Common Securities, as the case may be.

          "SPECIAL EVENT" has the meaning set forth in the Indenture.

          "SPONSOR" means Zenith National Insurance Corp., a Delaware corporation, or any successor entity in a merger, consolidation or amalgamation, in its capacity as sponsor of the Trust.

          "SUPER MAJORITY" has the meaning set forth in Section 2.6(a)(ii).

          "10% IN LIQUIDATION AMOUNT" means, except as otherwise provided in the terms of the Capital Securities, Holders of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Capital Securities or Holders of outstanding Common Securities, voting separately as a class, representing 10% of the aggregate liquidation amount of all outstanding Securities, Capital Securities and/or Common Securities, as the case may be.

          "TERMS" has the meaning set forth in Section 7.1(a).

          "TREASURY REGULATIONS" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions to succeeding regulations).

          "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939, as amended from time to time.

          "TRUSTEE" or "TRUSTEES" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

                                     ARTICLE II

                                TRUST INDENTURE ACT

          SECTION 2.1. TRUST INDENTURE ACT; APPLICATION. (a) This Declaration is not required to and will not be qualified under the Trust Indenture Act. However, this Declaration is intended to comply with the requirements of Sections 310 through 317, inclusive, of the Trust Indenture Act and such provisions are specifically incorporated herein. If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act specifically incorporated herein, then the provisions of this Declaration shall control; provided that any penalties under the Trust Indenture Act relating to noncompliance shall not be applicable to this Declaration.

          (b) The Property Trustee shall be the only Trustee which is a trustee for the purposes of the Trust Indenture Act.

          (c) The application of the Trust Indenture Act to this Declaration shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

          SECTION 2.2. LISTS OF HOLDERS OF SECURITIES. (a) Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide the Property Trustee (i) within 14 days after each record date for payment of Distributions, a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Holders of the Securities ("List of Holders") as of such record date; PROVIDED THAT neither the Sponsor nor the Regular Trustees on behalf of the Trust shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Property Trustee by the Sponsor and the Regular Trustees on behalf of the Trust, and (ii) a List of Holders at any other time, within 30 days of receipt by the Trust of a written request for a List of Holders as of a date no more than 14 days before such List of Holders is given to the Property Trustee. The Property Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in

Lists of Holders given to it or which it receives in its capacity as Paying Agent (if acting in such capacity); PROVIDED THAT the Property Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

          (b) The Property Trustee shall comply with its obligations under Sections 311(a), 312(b) and 312(b) of the Trust Indenture Act.

          SECTION 2.3. REPORTS BY THE PROPERTY TRUSTEE. Within 60 days after May 15 of each year, the Property Trustee shall provide to the Holders of the Capital Securities such reports as are required by Section 313 of the Trust Indenture Act, if any, in the form and in the manner provided by
Section 313 of the Trust Indenture Act. The Property Trustee shall also comply with the requirements of Section 313(d) of the Trust Indenture Act.

          SECTION 2.4. PERIODIC REPORTS TO PROPERTY TRUSTEE. Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as required by
Section 314 of the Trust Indenture Act (if any) and the compliance certificate required by Section 314 of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act.

          SECTION 2.5. EVIDENCE OF COMPLIANCE WITH CONDITIONS PRECEDENT. Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to
Section 314(c)(1) may be given in the form of an Officers' Certificate.

          SECTION 2.6. EVENTS OF DEFAULT; WAIVER. (a) The Holders of a Majority in liquidation amount of Capital Securities may, by vote, on behalf of the Holders of all of the Capital Securities, waive any past Event of Default in respect of the Capital Securities and its consequences; PROVIDED THAT, if the underlying Event of Default under the Indenture:

          (i) is not waivable under the Indenture, the Event of Default under the Declaration shall also not be waivable; or

          (ii) requires the consent or vote of greater than a majority in principal amount of the holders of the Debentures (a "Super Majority") to be waived under the Indenture, the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in liquidation amount of the

     Capital Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding.

Upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Capital Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or an Event of Default with respect to the Capital Securities or impair any right consequent thereon. Any waiver by the Holders of the Capital Securities of an Event of Default with respect to the Capital Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purpose of this Declaration without any further act, vote, or consent of the Holders of the Securities.

          (b) The Holders of a Majority in liquidation amount of the Common Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences; PROVIDED THAT, if the underlying Event of Default under the Indenture:

          (i) is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 2.6(b), the Event of Default under the Declaration shall also not be waivable; or

          (ii) requires the consent or vote of a Super Majority to be waived, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this
     Section 2.6(b), the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in liquidation preference of the Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding;

PROVIDED, FURTHER, that each Holder of Common Securities will be deemed to have waived any such Event of Default and all Events of Default with respect to the Common Securities and its consequences until the effects of all Events of Default with respect to the Capital Securities have been cured, waived or otherwise eliminated, and until such Events of Default have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of the Capital Securities and only the Holders of the Capital Securities will have the right to direct the Property Trustee in accordance with the terms of the Securities, this Declaration and the Indenture. Subject to the foregoing provisions of this Section 2.6(b), upon such waiver, any such default shall cease to exist and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

          (c) A waiver of an Event of Default under the Indenture by the Property Trustee at the direction of the Holders of the Capital Securities, constitutes a waiver of the corresponding Event of Default under this Declaration. The foregoing provisions of this Section 2.6(c) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities.

          SECTION 2.7. EVENT OF DEFAULT; NOTICE. (a) The Property Trustee shall, within 90 days after the occurrence of an Event of Default, transmit by certified mail, return receipt requested, or by overnight courier, to the Holders of the Securities, notices of all defaults with respect to the Securities actually known to the Property Trustee, unless such defaults have been cured before the giving of such notice (the term "defaults" for the purposes of this Section 2.7(a) being hereby defined to be an Event of Default as defined in the Indenture not including any periods of grace provided for therein and irrespective of the giving of any notice provided therein); PROVIDED THAT, except for a default in the payment of principal of (or premium, if any) or interest on any of the Debentures, the Property Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or Responsible Officers of the Property Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Securities.

          (b) The Property Trustee shall not be deemed to have knowledge of any default unless a Responsible Officer has actual knowledge of or has received written notice of such default.

                                  ARTICLE III

                                  ORGANIZATION

          SECTION 3.1. NAME. The Trust is named Zenith National Insurance Capital Trust I, as such name may be modified from time to time by the Regular Trustees following written notice to the Holders of Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Regular Trustees.

          SECTION 3.2. OFFICE. The address of the principal office of the Trust is c/o Zenith National Insurance Corp., 21255 Califa Street, Woodland Hills, California 91367 Attention: Chief Financial Officer. On ten Business Days written notice to the Holders of Securities, the Regular Trustees may designate another principal office.

          SECTION 3.3. PURPOSE. The exclusive purposes and functions of the Trust are (a) to issue and sell Securities and use the proceeds from such sale to acquire the Debentures, (b) make Distributions to the Holders of the Capital Securities and Common Securities and (c) except as otherwise limited herein, to engage in only those other activities necessary or incidental thereto. The Trust shall not borrow money, issue debt or reinvest profits derived from investments, pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust.

          The Trust will be classified as a grantor trust for United States federal income tax purposes under Subpart E of Subchapter J of the Code, pursuant to which the owners of the Capital Securities and the Common Securities will be the owners of the Trust for United States federal income tax purposes, and such owners will include directly in their gross income the income, gain, deduction or loss of the Trust as if the Trust did not exist. The Trustees, the Sponsor and the Capital Security Beneficial Owners of the Capital Securities and Common Securities (by their acceptance of such Securities) agree not to take any position for United States federal income tax purposes which is contrary to the classification of the Trust as a grantor trust.

          SECTION 3.4. AUTHORITY. Subject to the limitations provided in this Declaration and to the specific duties of the Property Trustee, the Regular Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by the Regular Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Property Trustee in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the

Trustees acting on behalf of the Trust, no person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

          SECTION 3.5. TITLE TO PROPERTY OF THE TRUST. Except as provided in Section 3.8 with respect to the Debentures and the Property Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

          SECTION 3.6. POWERS AND DUTIES OF THE REGULAR TRUSTEES. The Regular Trustees shall have the exclusive power, duty and authority to cause the Trust to engage in the following activities:

          (a) to issue and sell the Capital Securities and Common Securities in accordance with this Declaration; PROVIDED, HOWEVER, that the Trust may issue no more than one series of Capital Securities and no more than one series of Common Securities; and PROVIDED, FURTHER, that there shall be no interests in the Trust other than the Securities, and the issuance of Securities shall be limited to the one-time simultaneous issuance of both Capital Securities and Common Securities on the Closing Date;

          (b) in connection with the issue and sale of the Capital Securities, at the direction of the Sponsor, to:

          (i) execute, if necessary, a confidential offering circular (the "Offering Circular") in preliminary and final form, and any supplements thereto, prepared by the Sponsor, in relation to the offering and sale of Capital Securities to QIBs in reliance on Rule 144A under the Securities Act and to Institutional Accredited Investors);

          (ii) execute and file any documents prepared by the Sponsor, or take any acts determined by the Sponsor to be necessary in order to qualify or register all or part of the Capital Securities in any state or foreign jurisdiction in which the Sponsor has determined to qualify or register such Capital Securities for sale;

          (iii) to execute and deliver letters, documents, or instruments with the Depositary relating to the Capital Securities; and

          (iv) execute and enter into agreements related to the Purchase Agreement providing for the sale of the Capital Securities and consummate the transactions contemplated thereby;

          (c) to acquire the Debentures with the proceeds of the sale of the Capital Securities and the Common Securities; PROVIDED, HOWEVER, that the Regular Trustees shall cause title to the Debentures to be held of record in the name of the Property Trustee for the benefit of the Holders of the Capital Securities and the Holders of the Common Securities;

          (d) to give the Sponsor and the Property Trustee prompt written notice of the occurrence of a Special Event;

          (e) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of Section 316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Capital Securities and Holders of Common Securities as to such actions and applicable record dates;

          (f) to take all action, and perform such duties as may be required of the Regular Trustees pursuant to the terms of the Securities (set forth in Annex I hereto and made a part hereof);

          (g) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to Section 3.8(e), the Property Trustee has the exclusive power to bring such Legal Action;

          (h) to employ or otherwise engage employees and agents (as may be designated as officers with titles) and managers, contractors, advisors and consultants, and pay reasonable compensation for such services;

          (i) to cause the Trust to comply with the Trust's obligations under this Declaration;

          (j) to give the certificate required by Section 314(a)(4) of the Trust Indenture Act to the Property Trustee, which certificate may be executed by any Regular Trustee;

          (k) to incur expenses that are necessary or incidental to carry out any of the purposes of the Trust;

          (l) to act as, or appoint another Person to act as, Registrar and transfer agent for the Securities;

          (m) to give prompt written notice to the Holders of the Securities of any notice received from the Sponsor of its election to defer payments of interest on the Debentures by deferring the interest payments under the Indenture;

          (n) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing;

          (o) to take all action that may be necessary or appropriate for the preservation and the confirmation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Capital Securities or to enable the Trust to effect the purposes for which the Trust was created;

          (p) to take any action, not inconsistent with this Declaration or with applicable law, that the Regular Trustees determine in their discretion to be necessary or desirable in carrying out the activities of the Trust as set out in this Section 3.6, including, but not limited to:

          (i) causing the Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act;

          (ii) causing the Trust to be classified for United States federal income tax purposes as a grantor trust; and

          (iii) cooperating with the Debenture Issuer to ensure that the Debentures will be treated as indebtedness of the Debenture Issuer for United States federal income tax purposes;

PROVIDED THAT such action does not adversely affect the interests of Holders;
and

          (q) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust, or delivered to the Holders of the Securities, as the case may be, to be duly prepared, filed or delivered by the Regular Trustees, as the case may be, on behalf of the Trust.

          The Regular Trustees shall exercise the powers set forth in this
Section 3.6 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Regular Trustees shall not take any action that is inconsistent with the purposes and functions of the Trust set forth in Section 3.3.

          Subject to this Section 3.6, the Regular Trustees shall have none of the powers or the authority of the Property Trustee set forth in Section 3.8.

          SECTION 3.7.  PROHIBITION OF ACTIONS BY THE TRUST AND THE TRUSTEES.
(a) The Trust shall not, and the Trustees (including the Property Trustee) shall not, engage in any activity other than as required or authorized by this Declaration. In particular, the Trust shall not and the Trustees (including the Property Trustee) shall not cause the Trust to:

          (i) invest any proceeds received by the Trust from holding the Debentures, but shall distribute all such proceeds to Holders of Securities pursuant to the terms of this Declaration and of the Securities;

          (ii)  acquire any assets other than as expressly provided herein;

          (iii) possess Trust property for other than a Trust purpose;

          (iv) make any loans or incur any indebtedness other than loans represented by the Debentures;

          (v) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Securities in any way whatsoever;

          (vi) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities; or

          (vii) other than as provided in this Declaration or Annex I hereto,
     (A) direct the time, method and place of exercising any trust or power conferred upon the Indenture Trustee with respect to the Debentures, (B) waive any past default that is not waivable under Section 5.13 of the Indenture, (C) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be due and payable, or (D) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required unless the Trust shall have received an opinion of a nationally recognized independent tax counsel experienced in such matters to the effect that such modification will not cause more than an insubstantial risk that for United States federal income tax purposes the Trust will be classified as other than a grantor trust.

          SECTION 3.8. POWERS AND DUTIES OF THE PROPERTY TRUSTEE. (a) The legal title to the Debentures shall be owned by and held of record in the name of the Property Trustee in trust for the benefit of the Holders of the Securities. The right, title and interest of the Property Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Property Trustee in accordance with Section
5.6. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debentures have been executed and delivered.

          (b) The Property Trustee shall not transfer its right, title and interest in the Debentures to the Regular Trustees or to the Delaware Trustee (if the Property Trustee does not also act as Delaware Trustee).

          (c)  The Property Trustee shall:

          (i) establish and maintain a segregated non-interest bearing trust account (the "Property Account") in the name of and under the exclusive control of the Property Trustee on behalf of the Holders of the Securities and, upon the receipt of payments of funds made in respect of the Debentures held by the Property Trustee, deposit such funds into the Property Account and make payments to the Holders of the Capital Securities and Holders of the Common Securities from the Property Account in accordance with Section 6.1. Funds in the Property Account shall be held uninvested until disbursed in accordance with this Declaration.

          (ii) engage in such ministerial activities as so directed and as shall be necessary or appropriate to effect the redemption of the Capital Securities and the Common Securities to the extent the Debentures are redeemed or mature; and

          (iii) upon written notice of distribution issued by the Regular Trustees in accordance with the terms of the Securities, engage in such ministerial activities as so directed as shall be necessary or appropriate to effect the distribution of the Debentures to Holders of Securities pursuant to the terms of the Securities.

          (d) The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of the Securities (set forth in Annex I hereto and made a part hereof).

          (e) The Property Trustee shall take any Legal Action which arises out of or in connection with an Event of Default or the Property Trustee's duties and obligations under this Declaration.

          (f)  The Property Trustee shall not resign as a Trustee unless either:

          (i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders of Securities pursuant to the terms of the Securities; or

          (ii) a Successor Property Trustee has been appointed and has accepted that appointment in accordance with Section 5.6.

          (g) The Property Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Debentures under the Indenture and, if an Event of Default occurs and is continuing, the Property Trustee shall, for the benefit of Holders of the Securities, enforce its rights as holder of the Debentures subject to the rights of the Holders pursuant to the terms of such Securities.

          (h) The Property Trustee will act as Paying Agent and Registrar to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect to all Securities and any such Paying Agent and Registrar shall comply with Section 317(b) of the Trust Indenture Act. Any Paying Agent or Registrar may be removed by the Property Trustee at any time and a successor Paying Agent or Registrar or additional Paying Agents or Registrars may be appointed at any time by the Property Trustee.

          (i) Subject to this Section 3.8, the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Regular Trustees set forth in Section 3.6.

          The Property Trustee must exercise the powers set forth in this
Section 3.8 in a manner that is consistent with the purpose and functions of the Trust set out in Section 3.3, and the Property Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.3.

          SECTION 3.9. CERTAIN DUTIES AND RESPONSIBILITIES OF THE PROPERTY TRUSTEE. (a) The Property Trustee, before the occurrence of any Event of Default and after the curing of all Events of Default that any have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and no implied covenants shall be read into this Declaration against the Property Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.6), the Property Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

          (b) No provision of this Declaration shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

          (i) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

               (A) the duties and obligations of the Property Trustee shall be determined solely by the express provisions of this Declaration and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration, and no implied covenants or obligations shall be read into this Declaration against the Property Trustee; and

               (B) in the absence of bad faith on the part of the Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Declaration; provided that in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration;

          (ii) the Property Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

          (iii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in liquidation amount of the Securities or a Super Majority, as applicable, relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any power conferred upon the Property Trustee under this Declaration;

          (iv) no provision of this Declaration shall require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration or adequate indemnity against such risk or liability is not reasonably assured to it;

          (v) the Property Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Debentures and the Property Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Declaration and the Trust Indenture Act;

          (vi) the Property Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Debentures or the payment of any taxes or assessments levied thereon or in connection therewith;

          (vii) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree with the Sponsor. Money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Property Account maintained by the Property Trustee pursuant to Section 3.6(c)(i) and except to the extent otherwise required by law; and

          (viii) the Property Trustee shall not be responsible for monitoring the compliance by the Delaware Trustee, the Regular Trustees or the Sponsor with their respective duties under this Declaration, nor shall the Property Trustee be liable for the default or misconduct of the Delaware Trustee, the Regular Trustees or the Sponsor.

          SECTION 3.10. CERTAIN RIGHTS OF PROPERTY TRUSTEE. (a) Subject to the provisions of Section 3.9:

          (i) the Property Trustee may rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

          (ii) any direction or act of the Sponsor or the Regular Trustees contemplated by this Declaration shall be sufficiently evidenced by an Officers' Certificate;

          (iii) whenever in the administration of this Declaration, the Property Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Regular Trustees;

          (iv) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or registration thereof;

          (v) the Property Trustee may consult with counsel of its choice or other experts and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion. Such counsel may be counsel to the Sponsor or any of its Affiliates, and such counsel may be an employee of the Sponsor or its Affiliates. The Property Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

          (vi) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holder, unless such Holder shall have provided to the Property Trustee adequate security and indemnity, which would satisfy a reasonable person in the position of the Property Trustee, against the costs, expenses (including its reasonable attorneys' fees and expenses) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested in writing by the Property Trustee; provided that nothing contained in this Section 3.10(a)(vi) shall be taken to relieve the Property Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Declaration;

          (vii) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, security, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Property Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

          (viii) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

          (ix) any action taken by the Property Trustee or its agents hereunder shall bind the Trust and the Holders of the Securities, and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Property Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Property Trustee or its agent taking such action;

          (x) whenever in the administration of this Declaration the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee (i) may request instructions from the Holders of the Securities which instructions may only be given by the Holders of the same proportion in liquidation amount of the Securities as would be entitled to direct the Property Trustee under the terms of the Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy, right or taking such other action until such instructions are received, and
     (iii) shall be protected in acting in accordance with such instructions;

          (xi) except as otherwise expressly provided by this Declaration, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration; and

          (xii) the Property Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Declaration.

          (b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

          SECTION 3.11. DELAWARE TRUSTEE. (a) Notwithstanding any other provision of this Declaration other than Section 5.2 and except as provided below in this Section 3.11, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Regular Trustees or the Property Trustee described in this Declaration. Except as set forth in Section 5.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Business Trust Act and is entitled only to such powers as are necessary to fulfill such requirements, including the power to sign the Certificate of Trust.

          (b) The Delaware Trustee shall not be responsible for monitoring the compliance by the Property Trustee, the Regular Trustees or the Sponsor with their respective duties under this Declaration, nor shall the Delaware Trustee be liable for any default or misconduct of the Property Trustee, the Regular Trustees, or the Sponsor.

          SECTION 3.12. EXECUTION OF DOCUMENTS. Unless otherwise determined by the Regular Trustees, and except as otherwise required by the Business Trust Act, any Regular Trustee is authorized to execute on behalf of the Trust any documents that the Regular Trustees have the power and authority to execute pursuant to Section 3.6.

          SECTION 3.13. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES. The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration or the Securities.

          SECTION 3.14. DURATION OF TRUST. The Trust, unless terminated pursuant to the provisions of Article VIII hereof, shall exist until June 30, 2038.

          SECTION 3.15. MERGERS. (a) The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other entity or person, except as described in Section 3.15(b) and (c).

          (b) The Trust may, with the consent of a majority of the Regular Trustees and without the consent of the Holders of Securities or the Delaware Trustee or the Property Trustee, consolidate, amalgamate, merge with or into or be replaced by a trust organized as such under the laws of any state or the District of Columbia; PROVIDED THAT:

          (i) if the Trust is not the surviving entity, the entity (the "Successor Entity") either:

               (A) expressly assumes all of the obligations of the Trust under the Securities; or

               (B) substitutes for the Securities other securities having substantially the same terms as the Capital Securities or the Common Securities, as the case may be (the "Successor Securities"), as long as the Successor Securities rank, with respect to participation in the profits and distributions or in the assets of the Successor Entity at least as high as the Capital Securities or the Common Securities, as the case may be, rank with respect to participation in the profits and dividends or in the assets of the Trust;

          (ii) the Debenture Issuer expressly acknowledges such Successor Entity as the Holder of the Debentures;

          (iii) the Capital Securities or any Successor Securities are listed, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or with any other organization on which the Capital Securities (including any Successor Securities) are then listed or quoted;

          (iv) such merger, consolidation, amalgamation or replacement does not cause the Capital Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization;

          (v) such merger, consolidation, amalgamation or replacement does not adversely affect the powers, preferences and other special rights of the Holders of the Capital Securities (including any Successor Securities) in any material respect;

          (vi) such Successor Entity has a purpose substantially identical to that of the Trust;

          (vii) prior to such merger, consolidation, amalgamation or replacement, the Sponsor has received an opinion of a nationally recognized independent counsel (reasonably acceptable to the Property Trustee) to the Trust experienced in such matters to the effect that:

               (A) the Successor Entity will be treated as a grantor trust for United States federal income tax purposes;

               (B) following such merger, consolidation, amalgamation or replacement, neither the Sponsor nor the Successor Entity will be required to register as an Investment Company; and

               (C) such merger, consolidation, amalgamation or replacement will not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect; and

          (viii) the Sponsor provides a guarantee to the Holders of the Successor Securities with respect to the Successor Entity having substantially the same terms as the Capital Securities Guarantee.

          (c) Notwithstanding Section 3.15(b), the Trust shall not, except with the consent of Holders of 100% in liquidation amount of the Common Securities, merge with or into, consolidate, amalgamate, or be replaced by any other entity or permit any other entity to merge with or into, consolidate, amalgamate, or replace it, if such merger, consolidation, amalgamation or replacement would cause the Trust or Successor Entity to be classified as other than a grantor trust for United States federal income tax purposes.

                                     ARTICLE IV

                                       SPONSOR

          SECTION 4.1. SPONSOR'S PURCHASE OF COMMON SECURITIES. On the Closing Date the Sponsor will purchase an amount of Common Securities issued by the Trust such that the aggregate liquidation amount of such Common Securities purchased by the Sponsor shall at such date equal at least 3% of the total capital of the Trust.

          SECTION 4.2. RESPONSIBILITIES OF THE SPONSOR. In connection with the issuance and sale of the Capital Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

          (a) to prepare the Offering Circular including any amendments or supplements thereto;

          (b) to determine the states and foreign jurisdictions in which to take appropriate action to qualify or register for sale all or part of the Capital Securities and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable law of any such states and foreign jurisdictions; and

          (c) to negotiate the terms of and to execute and deliver a Purchase Agreement and other related agreements providing for the sale of the Capital Securities.


                                   ARTICLE V

                                   TRUSTEES

          SECTION 5.1. NUMBER OF TRUSTEES. The number of Trustees shall initially be four (4), and:

          (a) at any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

          (b) after the issuance of any Securities, the number of Trustees may be increased or decreased by vote of the Holders of a Majority in liquidation amount of the

Common Securities voting as a class at a meeting of the Holders of the Common Securities;

PROVIDED THAT, if the Property Trustee does not also act as Delaware Trustee, the number of Trustees shall be at least four (4).

          SECTION 5.2. DELAWARE TRUSTEE. As required by the Business Trust Act, one Trustee (the "Delaware Trustee") shall be a natural person who is a resident of the State of Delaware or an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of
Section 3807 of the Business Trust Act; PROVIDED THAT, if the Property Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of Section 3807 of the Business Trust Act, then the Property Trustee shall also be the Delaware Trustee and Section 3.11 shall have no application.

          SECTION 5.3. PROPERTY TRUSTEE; ELIGIBILITY. (a) There shall at all times be one Trustee which shall act as Property Trustee which shall:

          (i)  not be an Affiliate of the Sponsor; and

          (ii) be a corporation organized and doing business under the laws of the United States of America or any state or territory thereof or of the District of Columbia, or a corporation or Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 Million U.S. Dollars ($50,000,000), and subject to supervision or examination by federal, state, territorial or District of Columbia authority. If such corporation publishes reports of conditions at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then, for the purposes of this Section 5.3(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of conditions so published.

          (b) If at any time the Property Trustee shall cease to be eligible to so act under Section 5.3(a), the Property Trustee shall immediately resign in the manner and with the effect as set forth in Section 5.6(c).

          (c) If the Property Trustee has or shall acquire any "conflicting interests" within the meaning of Section 310(b) of the Trust Indenture Act, the Property Trustee and the Holder of the Common Securities (as if it were the obliger referred to in Section 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of Section 320(b) of the Trust Indenture Act.

          (d) The Capital Securities Guarantee shall be deemed to be specifically described in this Declaration for purposes of clause (i) of the first provision contained in Section 310(b) of the Trust Indenture Act.

          SECTION 5.4. QUALIFICATIONS OF REGULAR TRUSTEES. Each Regular Trustee shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

          SECTION 5.5. INITIAL TRUSTEES. The initial Regular Trustees shall be:

               Stanley R. Zax
               c/o Zenith National Insurance Corp.
               21255 Califa Street
               Woodland Hills, California  91367-5021

               Fredricka Taubitz
               c/o Zenith National Insurance Corp.
               21255 Califa Street
               Woodland Hills, California  91367-5021

          The initial Delaware Trustee shall be:

               WILMINGTON TRUST COMPANY
               1100 North Market Street
               Wilmington, Delaware 19890-0001
               Attention:     Corporate Trust Administration,
                              Zenith National Insurance Capital Trust I

          The initial Property Trustee shall be:

               NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
               Sixth & Marquette
               Minneapolis, Minnesota 55479-0069
               Attention:     Corporate Trust Administration,
                              Zenith National Insurance Capital Trust I

          SECTION 5.6.  APPOINTMENT, REMOVAL AND RESIGNATION OF TRUSTEES.
(a) Subject to Section 5.6(b), Trustees may be appointed or removed without cause at any time:

          (i) until the issuance of any Securities, by written instrument executed by the Sponsor; and

          (ii) after the issuance of any Securities, by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities; PROVIDED, HOWEVER, that if an Event of Default shall have occurred and be continuing, the Property Trustee and Delaware Trustee may be removed only by the vote of Holders of a Majority in liquidation amount of the Capital Securities voting as a class at a meeting of Holders of Capital Securities.

          (b) The Trustee that acts as Property Trustee shall not be removed in accordance with Section 5.6(a) until a successor Property Trustee (the "Successor Property Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Property Trustee and delivered to the Regular Trustees and the Sponsor.

          (c) The Trustee that acts as Delaware Trustee shall not be removed in accordance with Section 5.6(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections 5.2 and 5.4 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Regular Trustees, the Sponsor and to the Delaware Trustee being removed.

          (d) A Trustee appointed to office shall hold office until his successor shall have been appointed or until his death (or dissolution or liquidation or other similar event in the case of a Trustee who is other than a natural person), removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; PROVIDED, HOWEVER, that:

          (i) No such resignation of the Trustee that acts as the Property Trustee shall be effective:

               (A) until a Successor Property Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Sponsor and the resigning Property Trustee; or

               (B) until the assets of the Trust have been completely liquidated and the proceeds thereof distributed to the Holders of the Securities; and

          (ii) No such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.

          (e) The Holders of the Common Securities shall use their best efforts to promptly appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be, if the Property Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this Section 5.6.

          (f) If no Successor Property Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this Section
5.6 within 60 days after delivery to the Sponsor and the Trust of an instrument of resignation or removal, the Property Trustee or Delaware Trustee resigning or being removed, as applicable, may petition any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper and prescribe, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

          (g) No Property Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Property Trustee or Successor Delaware Trustee, as the case may be. No Successor Property Trustee or Successor Delaware Trustee shall be liable for the acts or omissions of a predecessor Property Trustee or Delaware Trustee, as the case may be.

          SECTION 5.7. VACANCIES AMONG TRUSTEES. If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to
Section 5.1,
or if the number of Trustees is increased pursuant to Section 5.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by a majority of the Regular Trustees (or, so long as there are only two Regular Trustees, by both of the Regular Trustees) shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 5.6.

          SECTION 5.8. EFFECT OF VACANCIES. The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul the Trust. Whenever a vacancy in the number of Regular Trustees shall occur, until such vacancy in filled by the appointment of a Regular Trustee in accordance with Section 5.6, the Regular Trustees in office, regardless of their number, shall have all the powers granted to the Regular Trustees and shall discharge all the duties imposed upon the Regular Trustees by this Declaration.

          SECTION 5.9. MEETINGS. Meetings of the Regular Trustees shall be held from time to time upon the call of any Regular Trustee. Regular meetings of the Regular Trustees may be held at a time and place fixed by resolution of the Regular Trustees. Notice of any in-person meetings of the Regular Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Regular Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Regular Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Regular Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Regular Trustees may be taken at a meeting by vote of a majority of the Regular Trustees present or, so long as there are only two Regular Trustees, by both of the Regular Trustees (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the unanimous written consent of the Regular Trustees.

          SECTION 5.10. DELEGATION OF POWER. (a) Any Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 3.6, including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing; and

          (b) the Regular Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Regular Trustees or otherwise as the Regular Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

          SECTION 5.11. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS. Any corporation into which the Property Trustee or the Delaware Trustee, as the case may be, may be merged or converted or with which either may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Property Trustee or the Delaware Trustee, as the case may be, shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Property Trustee or the Delaware Trustee, as the case may be, shall be the successor of the Property Trustee or the Delaware Trustee, as the case may be, hereunder provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                                     ARTICLE VI

                                    DISTRIBUTIONS

          SECTION 6.1. DISTRIBUTIONS. Holders shall receive Distributions (as defined below) in accordance with the applicable terms of the relevant Holder's Securities (set forth in Annex I and Exhibits A, B, C and D hereto and incorporated herein by reference). Distributions shall be made on the Capital Securities and the Common Securities in accordance with the preferences set forth in their respective terms. If and to the extent that the Debenture Issuer makes a payment of interest (including Compounded Interest (as defined in the Indenture) and Additional Interest (as defined in the Indenture)), premium and principal on the Debentures held by the Property Trustee (the amount of any such payment being a "Payment Amount"), the Property Trustee shall and is directed, to the extent funds are available legally for that purpose, to make a distribution (a "Distribution") of the Payment Amount to Holders.

                                    ARTICLE VII

                              ISSUANCE OF SECURITIES

          SECTION 7.1. GENERAL PROVISIONS REGARDING SECURITIES. (a) The Regular Trustees shall on behalf of the Trust issue one class of preferred securities, representing undivided beneficial interests in the assets of the Trust (the "Capital Securities"), having such terms (the "Terms") as are set forth in Annex I, and one class of common securities, representing undivided beneficial interests in the assets of the Trust (the "Common Securities"), having such terms as are set forth in Annex I. The Trust shall issue no securities or interests in the assets of the Trust other than the Capital Securities and the Common Securities. The Trust shall issue no Securities in bearer form.

          (b) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

          (c) Upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be deemed to be validly issued, fully paid and non-assessable, subject to Section 10.1 with respect to the Common Securities.

          (d) Every Person, by virtue of having become a Holder or a Capital Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration.

          SECTION 7.2. EXECUTION AND AUTHENTICATION. (a) The Securities shall be signed on behalf of the Trust by one Regular Trustee. In case any Regular Trustee of the Trust who shall have signed any of the Securities shall cease to be such Regular Trustee before the Securities so signed shall be delivered by the Trust, such Securities nevertheless may be delivered as though the person who signed such Securities had not ceased to be such Regular Trustee;
and any Securities may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Security, shall be the Regular
Trustees of the Trust, although at the date of the execution and delivery of the Declaration any such person was not such a Regular Trustee.

          (b) One Regular Trustee shall sign the Capital Securities for the Trust by manual or facsimile signature. Unless otherwise determined by the Trust, such signature shall, in the case of Common Securities, be a manual signature.

          A Capital Security shall not be valid until authenticated by the manual signature of an authorized officer of the Property Trustee. The signature shall be conclusive evidence that the Capital Security has been authenticated under this Declaration.

          Upon a written order of the Trust signed by one Regular Trustee, the Property Trustee shall authenticate the Capital Securities for original issuance. The aggregate number of Capital Securities outstanding at any time shall not exceed the number set forth in the Terms in Annex I hereto except as provided in Section 7.6.

          The Property Trustee may appoint an authenticating agent acceptable to the Trust to authenticate Capital Securities. An authenticating agent may authenticate Capital Securities whenever the Property Trustee may do so. Each reference in this Declaration to authentication by the Property Trustee includes authentication by such agent. An authenticating agent has the same rights as the Property Trustee to deal with the Company or an Affiliate.

          SECTION 7.3. BOOK-ENTRY CAPITAL SECURITIES CERTIFICATES; DEFINITIVE CAPITAL SECURITIES CERTIFICATES; COMMON SECURITIES CERTIFICATE. The Capital Securities and the Property Trustee's certificate of authentication shall be substantially in the forms of Exhibits A, B and C, as applicable, and the Common Securities shall be substantially in the form of Exhibit D, each of which is hereby incorporated in and expressly made a part of this Declaration. Certificates representing the Securities may be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof. The Securities may have letters, CUSIP or other numbers, notations, or other marks of identification or designation and such legends or endorsements required by law, stock exchange rule, agreements to which the Trust is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Trust). The Trust at the direction of the Sponsor shall furnish any such legend not contained in the forms thereof attached as Exhibits A, B, C and D to the Property Trustee in writing. Each Capital Security shall be dated the date of its authentication. The terms and provisions of the Securities set forth in Annex I and the forms of Securities set forth in Exhibits A, B, C and D are part of the terms of this Declaration and to the extent applicable, the Property Trustee and the Sponsor, by their execution and delivery of this Declaration, expressly agree to such terms and provisions and to be bound thereby.

          (a) Capital Securities offered and sold in reliance on Rule 144A shall be issued initially in the form of one or more permanent global Capital Securities, substantially in the form of Exhibit A hereto ("Rule 144A Capital Securities"), deposited with the Depositary or the Property Trustee as custodian for the Depositary. Transfers of beneficial interests in Rule 144A Capital Securities will be subject to the restrictions on transfer contained in the Restricted Securities Legend set forth in Exhibit A hereto. Transfers of beneficial interests in Rule 144A Capital Securities will be made in accordance with the standing instructions and procedures of the Depositary.

          (b) Capital Securities offered and sold in offshore transactions in reliance on Regulation S shall be issued initially in the form of one or more permanent global Capital Securities, substantially in the form of Exhibit B hereto ("Regulation S Capital Securities" and, together with the Rule 144A Capital Securities, the "Global Capital Securities"), deposited with the Depositary or the Property Trustee as custodian for the Depositary. Prior to the expiration of the Restricted Period, interests in Regulation S Capital Securities may only be held by Depositary Participants in the name of a nominee of Euroclear and Cedel and transfers of beneficial interests will be subject to the restrictions on transfer contained in the Restricted Securities Legend set forth in Exhibit B hereto. After the expiration of the Restricted Period, transfers of beneficial interests in Regulation S Capital Securities will not be subject to any restrictions other than the restrictions contained in Section 9.2(l). After the expiration of the Restricted Period, beneficial interests in Regulation S Capital Securities may be held by Depositary Participants other than in the name of a nominee of Euroclear and Cedel. Transfers of beneficial interests in Regulation S Capital Securities will be made in accordance with the standing instructions and procedures of the Depositary and, prior to the expiration of the Restricted Period, Euroclear and Cedel.

          (c) Capital Securities offered and sold to Institutional Accredited Investors in reliance on Regulation D under the Securities Act shall be issued initially in the form of one or more Definitive Capital Securities, substantially in the form of Exhibit C hereto, upon receipt by the Property Trustee of a written letter in the form of Exhibit E (and/or such other certificates, legal opinions or other information as the Sponsor may reasonably request to confirm that such transfer is exempt from the registration of the Securities Act). Transfers of Definitive Capital Securities will be subject to the restrictions on transfer contained in the Restricted Securities Legend set forth in Exhibit C hereto and the requirements contained in Section 9.2(d) ("Restricted Definitive Capital Securities").

          (d) If (i) the Sponsor advises the Regular Trustees in writing that the Depositary is no longer willing or able to properly discharge its responsibilities with respect to the Capital Securities Certificates, and the Sponsor is unable to locate a qualified successor, (ii) the Sponsor at its option advises the Regular Trustees in writing that it elects to terminate the book-entry system through the Depositary or (iii) after the occurrence of an Event of Default, Capital Security Beneficial Owners representing beneficial interests aggregating at least a Majority in liquidation amount of the Securities advise the Depositary in writing that the continuation of a book-entry system through the Depositary is no longer in the best interest of the Capital Security Beneficial Owners, then the Depositary shall notify all Capital Security Beneficial Owners and the Regular Trustees of the occurrence of any such event and of the availability of the Definitive Capital Securities Certificates to Capital Security Beneficial Owners requesting the same. If the Depositary elects to discontinue its services as securities depositary with respect to the Capital Securities, the Regular Trustees may, in their sole discretion, appoint a successor Depositary with respect to such Capital Securities. Upon surrender to the Regular Trustees of the Global Capital Security or Certificates by the Depositary, accompanied by registration instructions, the Regular Trustees, or any one of them, shall execute the Definitive Capital Securities Certificates in accordance with the instructions of the Depositary. Neither the Registrar nor the Trustees shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Capital Securities Certificates, the Trustees shall recognize the Holders of the Definitive Capital Securities Certificates as Holders. The Definitive Capital Securities Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by the execution thereof by the Regular Trustees or any one of them.

          (e) The Restricted Securities Legend shall be removed upon the request of any Holder after the expiration of (i) with respect to Capital Securities initially resold in reliance on Regulation S, the Restricted Period or (ii) with respect to Capital Securities initially resold to Institutional Accredited Investors or QIBs, the holding period applicable to sales of the Capital Securities under Rule 144(k) under the Securities Act or, in any case, such earlier time as a transfer of such Capital Securities is made pursuant to an effective registration statement under the Securities Act.

          (f) Members of, or Participants in, the Depositary shall have no rights under this Declaration with respect to any Global Capital Security held on their behalf by the Depositary or by the Property Trustee as the custodian of the Depositary or under such Global Capital Security, and the Depositary may be treated by the Trust, the Property Trustee, the Regular Trustees and the Delaware Trustee and any agent of the Trust, the Property Trustee, the Regular Trustees and the Delaware Trustee as the absolute owner of such Global Capital Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Trust, the Property Trustee or any agent of the Trust or the Property Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Participants, the operation of customary practices of such Depositary governing the exercise of the rights of a Capital Security Beneficial Owner in any Global Capital Security.

          (g) So long as is required for an offer or sale of the Capital Securities to qualify for an exemption under Rule 144A under the Securities Act, the Sponsor shall, upon request, provide the information required by clause (d)(4) thereunder to each Holder and to each Capital Security Beneficial Owner and prospective purchaser of Capital Securities identified by any holder of Restricted Capital Securities, unless such information is furnished to the Commission pursuant to Section 13 or 15(d) of the Exchange Act.

          SECTION 7.4. REGISTRAR AND PAYING AGENT. The Trust shall maintain, either directly or through an agent, in the Borough of Manhattan, the City of New York (i) an office or agency where Capital Securities may be presented for registration of transfer or for exchange ("Registrar"), and
(ii) an office or agency where Capital Securities may be presented for payment ("Paying Agent"). The Registrar shall keep a register of the Capital Securities and of their transfer and exchange. The Trust may appoint the Registrar and the Paying Agent and may appoint one or more co-registrars and one or more additional paying agents in such other locations as it shall determine. The term "Paying Agent" includes any additional paying agent. The Trust may change any Paying Agent, Registrar or co-registrar without prior notice to any Holder. The Trust shall notify the Property Trustee of the name and address of any Agent not a party to this Declaration. If the Trust fails to appoint or maintain another entity as Registrar or Paying Agent, the Property Trustee shall act as such. The Trust or any of its Affiliates may act as Paying Agent or Registrar. The Trust shall act as Paying Agent, Registrar and co-registrar for the Common Securities.

          The Trust initially appoints the Property Trustee as Registrar and Paying Agent for the Capital Securities.

          SECTION 7.5. PAYING AGENT TO HOLD MONEY IN TRUST. The Trust shall require each Paying Agent other than the Property Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Property Trustee all money held by the Paying Agent for the payment of the liquidation amount or Distributions on Securities, and will notify the Property Trustee if there are insufficient funds. While any such insufficiency continues, the Property Trustee may require a Paying Agent to pay all money held by it to the Property Trustee. The Trust at any time may require a Paying Agent to pay all money held by it to the Property Trustee and to account for any money disbursed by it. Upon payment over to the Property Trustee, the

Paying Agent (if other than the Trust or an Affiliate of the Trust) shall have no further liability for the money. If the Trust or the Sponsor or an Affiliate of the Trust or the Sponsor acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent.

          SECTION 7.6. REPLACEMENT SECURITIES. If the Holder of a Security claims that the Security has been mutilated, lost, destroyed or wrongfully taken or if such Security is mutilated and is surrendered to the Trust or in the case of the Capital Securities to the Property Trustee, the Trust shall issue and the Property Trustee shall authenticate a replacement Security if the Property Trustee's and the Trust's reasonable requirements, as the case may be, are met. If required by the Property Trustee or the Trust, such Holder shall provide an indemnity bond sufficient in the judgment of the Property Trustee and the Trust to protect the Trustees, the Property Trustee, the Sponsor or any authenticating agent from any loss which any of them may suffer if a Security is replaced. The Trust may charge such Holder for its expenses in replacing a Security.

          In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Sponsor in its discretion may, instead of issuing a new Security, pay such Security.

          SECTION 7.7. OUTSTANDING CAPITAL SECURITIES. The Capital Securities outstanding at any time are all the Capital Securities authenticated by the Property Trustee except for those canceled by it, those delivered to it for cancellation, and those described in this Section as not outstanding.

          If a Capital Security is replaced, paid or purchased pursuant to
Section 7.6 hereof, it ceases to be outstanding unless the Property Trustee receives proof satisfactory to it that the replaced, paid or purchased Capital Security is held by a bona fide purchaser.

          If Capital Securities are considered paid in accordance with the terms of this Declaration, they cease to be outstanding and interest on them ceases to accrue.

          A Capital Security does not cease to be outstanding because one of the Trust, the Sponsor or an Affiliate of the Sponsor holds the Security.

          SECTION 7.8. CAPITAL SECURITIES IN TREASURY. In determining whether the Holders of the required amount of Securities have concurred in any direction, waiver or consent, Capital Securities owned by the Trust, the Sponsor or an Affiliate of the Sponsor, as the case may be, shall be disregarded and deemed not to be outstanding, except that for the purposes of determining whether the Property Trustee shall be fully protected in relying on any such direction, waiver or consent, only Securities which the Property Trustee knows are so owned shall be so disregarded.

          SECTION 7.9. TEMPORARY CERTIFICATES. (a) Until definitive Certificates are ready for delivery, the Trust may prepare and, in the case of the Capital Securities, the Property Trustee shall authenticate temporary Certificates. Temporary Certificate shall be substantially in the form of definitive Certificates but may have variations that the Trust considers appropriate for temporary Certificates. Without unreasonable delay, the Trust shall prepare and, in the case of the Capital Securities, the Property Trustee shall authenticate definitive Certificates in exchange for temporary Certificates.

          (b) A Global Capital Security deposited with the Depositary or with the Property Trustee as custodian for the Depositary pursuant to Section
7.3 shall be transferred to the beneficial owners thereof in the form of certificated Capital Securities only if such transfer complies with Section
9.2 and (i) the Depositary notifies the Sponsor that it is unwilling or unable to continue as Depositary for such Global Capital Security or if at any time such Depositary ceases to be a "clearing agency" registered under the Exchange Act and a successor depositary is not appointed by the Sponsor within 90 days of such notice, (ii) an Event of Default has occurred and is continuing, or (iii) any of the events set forth in Section 7.3(d) occurs and is continuing.

          (c) Any Global Capital Security that is transferable to the beneficial owners thereof in the form of certificated Capital Securities pursuant to this Section 7.9 shall be surrendered by the Depositary to the Property Trustee to be so transferred, in whole or from time to time in part, without charge, and the Property Trustee shall authenticate and deliver, upon such transfer of each portion of such Global Capital Security, an equal aggregate liquidation amount of Securities of authorized denominations in the form of certificated Securities. Any portion of a Global Capital Security transferred pursuant to this Section shall be registered in such names as the Depositary shall direct.

          Any Capital Security in the form of certificated Capital Securities delivered in exchange for an interest in the Restricted Capital Security shall, except as otherwise provided by Section 7.3 and 9.1, bear the Restricted Securities Legend set forth in Exhibit C hereto.

          (d) Subject to the provisions of Sections 7.9(c) and 12.2(b)(ii), the registered holder of a Global Capital Security may grant proxies and otherwise authorize any person, including Participants and persons that may hold interests through

Participants, to take any action which a holder is entitled to take under this Declaration or the Securities.

          (e) In the event of the occurrence of any of the events specified in Section 7.9(b), the Trust will promptly make available to the Property Trustee a reasonable supply of certificated Securities in definitive, fully registered form without interest coupons.

          SECTION 7.10. CANCELLATION. The Trust at any time may deliver Capital Securities to the Property Trustee for cancellation. The Registrar and Paying Agent shall forward to the Property Trustee any Capital Securities surrendered to them for registration of transfer, redemption, exchange or payment. The Property Trustee shall promptly cancel all Capital Securities, surrendered for registration of transfer, redemption, payment, replacement or cancellation and shall dispose of canceled Capital Securities as the Trust directs. The Trust may not issue new Capital Securities to replace Capital Securities that it has paid or that have been delivered to the Property Trustee for cancellation.

          SECTION 7.11. CUSIP NUMBERS. The Trust in issuing the Capital Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Property Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders of Capital Securities; PROVIDED that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Capital Securities or as contained in any notice of a redemption and that reliance may be placed only on the identification numbers printed on the Capital Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Sponsor will promptly notify the Property Trustee of any change in the "CUSIP" numbers.

                                    ARTICLE VIII

                                TERMINATION OF TRUST

          SECTION 8.1.  TERMINATION OF TRUST.

          (a) The Trust shall terminate upon the earliest to occur of the following:

          (i) the bankruptcy of the Holder of the Common Securities or the Sponsor;

          (ii) the filing of a certificate of dissolution or its equivalent with respect to the Holder of the Common Securities or the Sponsor;
     the filing of a certificate of cancellation with respect to the Trust or the revocation of the charter of the Holder of the Common Securities or the Sponsor and the expiration of 90 days after the date of revocation without a reinstatement thereof;

          (iii) the entry of a decree of judicial dissolution of the Holder of the Common Securities or the Sponsor;

          (iv) the distribution, upon the terms and subject to the conditions set forth in Annex I, of an aggregate principal amount of Debentures with an aggregate principal amount equal to the aggregate liquidation amount of, with an interest rate identical to the Distribution rate of, and accrued and unpaid interest equal to accrued and unpaid Distributions on, the Securities; PROVIDED, HOWEVER, that such distribution is conditioned on the receipt of an opinion of independent tax counsel experienced in such matters to the effect that the Holders of the Securities will not recognize any gain or loss for United States federal income tax purposes as a result of the dissolution of the Trust and such distribution of Debentures;

          (v) the redemption of the Securities upon the final maturity of the Debentures (or earlier redemption of all outstanding Debentures) and the amounts necessary for redemption thereof having been paid to the Holders in accordance with the terms of the Securities;

          (vi)   the expiration of the term of the Trust as provided in
     Section 3.14; and

          (vii) the entry of an order for the dissolution of the Trust by a court of competent jurisdiction.

          (b) In addition to the termination events set forth in Section 8.1(a), the Trust may be voluntarily terminated by the Sponsor at any time, upon payment of the amount of cash, or distribution of the Debentures, as set forth in Annex I.

          (c) As soon as is practicable after the occurrence of an event referred to in Section 8.1(a), (1) the Regular Trustees and/or the Property Trustee, as liquidator of the Trust, shall comply with the provisions in
Section 3808(e) of the Business Trust Act, and (2) the Regular Trustees shall file a certificate of cancellation with the Secretary of State of the State of Delaware.

          (d) The provisions of Section 3.9 and Article X shall survive the termination of the Trust.

                                     ARTICLE IX

                               TRANSFER OF INTERESTS

          SECTION 9.1. TRANSFER OF SECURITIES. (a) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in the terms of the Securities. Any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void.

          (b) Subject to this Article IX, Capital Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration. To the fullest extent permitted by law, any transfer or purported transfer of any security not made in accordance with this Declaration shall be null and void.

          (c) The Sponsor may not transfer the Common Securities; provided, however, that any permitted successor of the Sponsor under the Indenture may succeed to the Sponsor's ownership of the Common Securities.

          (d) The Registrar shall provide for the registration of Securities and of the transfer of Securities, which will be effected without charge, but only upon payment (with such indemnity as the Registrar may require) in respect of any tax or other governmental charges that may be imposed in relation to it. Upon surrender for registration of transfer of any Securities, the Registrar shall cause one or more new Securities to be issued in the name of the designated transferee or transferees. Every Security surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by the Holder or such Holder's attorney, duly authorized in writing. Each Security surrendered for registration of transfer shall be canceled by the Property Trustee. A transferee of a Security shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Security. By acceptance of a Security, each transferee shall be deemed to have agreed to be bound by this Declaration.

          SECTION 9.2. TRANSFER PROCEDURES AND RESTRICTIONS. (a) Except as provided in Section 7.3(c), so long as the Capital Securities are eligible for book-entry settlement in the Depositary or unless otherwise required by law, all Capital Securities that are so eligible will be represented by one or more Global Capital Securities Certificates deposited with the Depositary or the Property Trustee as custodian for the Depositary, by, or on behalf of, the Trust. No Capital Security Beneficial Owner of a Certificate evidencing a Global Capital Security will receive a Certificate evidencing a Definitive Capital Security representing such Capital Security Beneficial Owner's interest in the Capital Securities, except as provided in Section 7.9(b)(ii) above and Section 9.2(f) below; provided, however, that, with respect to any Capital Security in global form, the Sponsor shall request and the Trust shall issue a Definitive Capital Securities Certificate upon any transfer of a beneficial interest in such Capital Security to the Company or an Affiliate of the Company and no Definitive Capital Securities Certificate, or portion thereof, in respect of which the Company or an Affiliate of the Company held any beneficial interest shall be resold, retransferred or included in any Global Capital Security until such Capital Security is freely tradeable in accordance with Rule 144(k) or pursuant to an effective registration statement under the Securities Act.

          (b) Rule 144A Capital Securities shall initially be registered in the name of a nominee of the Depositary and Regulation S Capital Securities shall initially be registered in the name of a nominee of the Depositary for the direct or indirect accounts of Euroclear and Cedel.

          (c) Transfers of interests in Capital Securities between any Rule 144A Capital Security and any Regulation S Capital Security will be made in accordance with this Declaration (including Section 9.2 (d) (iii) and (iv) , as applicable) and in accordance with the standing instructions and procedures of the Depositary. The Property Trustee shall make appropriate endorsements to reflect increases or decreases in the amount of such Global Capital Securities.

          (d) With respect to all or part of the Capital Securities, unless and until the first day on which such Capital Securities (other than Capital Securities acquired by the Trust or the Sponsor or any Affiliates thereof) may be sold pursuant to Rule 144(k):

          (i) DEFINITIVE TO DEFINITIVE TRANSFERS. Any transfer of a Definitive Capital Security shall be registered on the securities register only upon receipt by the Property Trustee of the Certificate evidencing such Definitive Capital Security accompanied by a duly completed and executed assignment in the form attached to Exhibit C and, in the case of a transfer to an Institutional Accredited Investor, upon receipt by the Property Trustee of a written certificate in the form of Exhibit E (and/or such other certificates, legal opinions or other information as the Sponsor may reasonably request to confirm that such transfer is exempt from registration under the Securities Act);

          (ii) DEFINITIVE INTO A GLOBAL CAPITAL SECURITY. So long as Capital Securities are eligible for book-entry settlement with the Depositary or unless otherwise required by law, upon any transfer of such Definitive Capital Securities to a QIB in accordance with Rule 144A or to a non-U.S. Person in accordance with Regulation S, and upon receipt of the Certificate evidencing such Definitive Capital Securities being so transferred accompanied by (i) a duly completed and executed assignment in the form attached to Exhibit C and (ii) (x) in the case of a transferee taking delivery in the form of a beneficial interest in a Rule 144A Capital Security, a written certificate in the form of Exhibit F or (y) in the case of a transferee taking delivery in the form of a beneficial interest in a Regulation S Capital Security, a written certificate in the form of Exhibit G, the Property Trustee on behalf of the Trust shall make an endorsement on any Rule 144A Capital Security or any Regulation S Capital Security, as the case may be, to reflect an increase in such Global Capital Security and the Property Trustee, on behalf of the Trust, shall cancel such Definitive Capital Securities Certificate.

          (iii) RULE 144A CAPITAL SECURITY INTO REGULATION S CAPITAL SECURITY. Any transfer in accordance with Rule 903 or 904 of Regulation S of a beneficial interest in a Rule 144A Capital Security shall be reflected by an increase in the Regulation S Capital Security and a corresponding decrease in the Rule 144A Capital Security only upon receipt by the Property Trustee of a written certificate in the form of Exhibit G (or such other certifications, legal opinions or other information as the Sponsor may reasonably require to confirm that such transfer is being made pursuant to Rule 903 or 904); and

          (iv) REGULATION S CAPITAL SECURITY INTO RULE 144A CAPITAL SECURITY. Any transfer of a beneficial interest in a Regulation S Capital Security to a transferee that takes delivery in the form of a beneficial interest in the Rule 144A Capital Security shall be reflected by an increase in the Rule 144A Capital Security and a corresponding decrease in the Regulation S Capital Security and, prior to the expiration of the Restricted Period, only upon receipt by the Property Trustee of a written certificate in the form of Exhibit F (or such other certifications, legal opinions or other information as the Sponsor may reasonably require).

          (e) Any Global Capital Security may be endorsed with or have incorporated in the text thereof such legends or recitals or changes not inconsistent with the provisions of this Declaration as may be required by the Depositary, by any national securities exchange or by the National Association of Securities Dealers, Inc. in order for the Capital Securities to be tradeable on any market developed for trading of securities pursuant to Rule 144A or required to comply with any applicable law or any regulation thereunder or with the rules and regulations of any securities exchange upon which the Capital Securities may be listed or traded (subject to applicable principles of federal securities laws) or to conform with any usage with respect thereto, or to indicate any special limitations or restrictions to which any particular Capital Securities are subject.

          (f) Notwithstanding any other provisions of this Declaration (other than the provisions set forth in this Section 9.2(f)), a Global Capital Security may not be exchanged in whole or in part for Definitive Capital Securities Certificates, and no transfer of a Global Capital Security may be registered, in the name of any Person other than the Depositary or a nominee thereof unless (i) such Depositary (A) has notified the Property Trustee and the Sponsor that it is unwilling or unable to continue as Depositary for such Global Capital Security or (B) has ceased to be a clearing agency registered as such under the Exchange Act and no successor Depositary has been appointed by the Sponsor within 90 days after its receipt of such notice or its becoming aware of such cessation of registration, (ii) there shall have occurred and be continuing an Event of Default, or any event which after notice or lapse of time or both would be an Event of Default under the Declaration, with respect to such Capital Security or (iii) the Sponsor in its sole discretion instructs the Property Trustee to exchange such Global Capital Security for Definitive Capital Securities Certificates.

          (g)  [intentionally omitted]

          (h)  LEGEND.

          (i) Except as permitted by the following paragraph (ii), each Capital Security certificate evidencing the Global Capital Securities and the Definitive Capital Securities (and all Capital Securities issued in exchange therefor or substitution thereof) shall bear a legend (the "Restricted Securities Legend") in substantially the following form:

          THIS CAPITAL SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAW. NEITHER THIS CAPITAL SECURITY NOR ANY INTEREST OR

          PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

          THE HOLDER OF THIS CAPITAL SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS CAPITAL SECURITY ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) SO LONG AS THIS CAPITAL SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE
          144A) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR 904 UNDER THE SECURITIES ACT, (E) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF APPLICABLE) OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT, SUBJECT TO THE RIGHT OF THE TRUST AND THE COMPANY PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSE (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM AND (ii) IN EACH OF CASES (B) THROUGH (F) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. SUCH HOLDER FURTHER AGREES THAT IT WILL

          DELIVER TO EACH PERSON TO WHOM THIS CAPITAL SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

          THE HOLDER OF THIS CAPITAL SECURITY BY ITS ACCEPTANCE HEREOF ALSO AGREES, REPRESENTS AND WARRANTS THAT EITHER (i) IT IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE "PROHIBITED TRANSACTIONS" PROVISIONS OF SECTION 406 OF THE EMPLOYMENT RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED ("THE CODE") AND IS NOT USING THE ASSETS OF ANY SUCH PLAN TO ACQUIRE THIS CAPITAL SECURITY OR (ii) THE ACQUISITION AND HOLDING OF THIS CAPITAL SECURITY BY IT IS NOT PROHIBITED BY EITHER SECTION 406 OF ERISA OR
          SECTION 4975 OF THE CODE, OR IS EXEMPT FROM ANY SUCH PROHIBITION BY APPLICATION OF A STATUTORY, REGULATORY OR ADMINISTRATIVE EXEMPTION.

          (ii) Upon any sale or transfer of a Restricted Capital Security (including any Restricted Capital Security represented by a Global Capital Security) pursuant to Rule 144 under the Securities Act:

               (A) in the case of any Restricted Capital Security that is a Definitive Capital Security, the Registrar shall permit the Holder thereof to exchange such Restricted Capital Security for a Definitive Capital Security that does not bear the Restricted Securities Legend and rescind any restriction on the transfer of such Restricted Capital Security; and

               (B) in the case of any Restricted Capital Security that is represented by a Global Capital Security, the Registrar shall permit the Holder of such Global Capital Security to exchange such Global Capital Security for another Global Capital Security that does not bear the Restricted Securities Legend.

          (i) CANCELLATION OR ADJUSTMENT OF GLOBAL CAPITAL SECURITY. At such time as all beneficial interests in a Global Capital Security have either been exchanged for Definitive Capital Securities to the extent permitted by this Declaration or redeemed, repurchased or canceled in accordance with the terms of this Declaration, such Global Capital Security shall be returned by the Depositary to the Property Trustee for cancellation or retained and canceled by the Property Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Capital Security is exchanged for Definitive Capital Securities, Capital Securities represented by such Global Capital Security shall be reduced and an adjustment shall be made on the books and records of the Property Trustee (if it is then the Registrar for such Global Capital Security) with respect to such Global Capital Security, by the Property Trustee or the Registrar, to reflect such reduction.

          (j) OBLIGATIONS WITH RESPECT TO TRANSFERS AND EXCHANGES OF CAPITAL SECURITIES.

          (i) To permit registrations of transfers and exchanges, a Regular Trustee on behalf of the Trust shall execute and the Property Trustee shall authenticate Definitive Capital Securities and Global Capital Securities at the Registrar's or co-Registrar's request in accordance with the terms of this Declaration.

          (ii) Registrations of transfers or exchanges will be effected without charge, but only upon payment (with such indemnity as the Trust or the Sponsor may require) in respect of any tax or other governmental charge that may be imposed in relation to it.

          (iii) The Registrar or co-Registrar shall not be required to register the transfer of or exchange of (a) Capital Securities during a period beginning at the opening of business 15 days before the day of mailing of a notice of redemption or any notice of selection of Capital Securities for redemption and ending at the close of business on the day of such mailing; or (b) any Capital Security so selected for redemption in whole or in part, except the unredeemed portion of any Capital Security being redeemed in part.

          (iv) Prior to the due presentation for registration of transfer of any Capital Security, the Trust, the Property Trustee, the Paying Agent, the Registrar or any co-Registrar may deem and treat the person in whose name a Capital Security is registered as the absolute owner of such Capital Security for the purpose of receiving Distributions on such Capital Security and for all other purposes whatsoever, and none of the Trust, the Property Trustee, the Paying

     Agent, the Registrar or any co-Registrar shall be affected by notice to the contrary.

          (v) All Capital Securities issued upon any transfer or exchange pursuant to the terms of this Declaration shall evidence the same security and shall be entitled to the same benefits under this Declaration as the Capital Securities surrendered upon such transfer or exchange.

          (k)  NO OBLIGATION OF THE PROPERTY TRUSTEE.

          (i) The Property Trustee shall have no responsibility or obligation to any beneficial owner of a Global Capital Security, a Participant in the Depositary or other Person with respect to the accuracy of the records of the Depositary or its nominee or of any Participant thereof, with respect to any ownership interest in the Capital Securities or with respect to the delivery to any participant, beneficial owner or other Person (other than the Depositary) of any notice (including any notice of redemption) or the payment of any amount, under or with respect to such Capital Securities. All notices and communications to be given to the Holders and all payments to be made to Holders under the Capital Securities shall be given or made only to or upon the order of the registered Holders (which shall be the Depositary or its nominee in the case of a Global Capital Security).
     The rights of beneficial owners in any Global Capital Security shall be exercised only through the Depositary subject to the applicable rules and procedures of the Depositary. The Property Trustee may conclusively rely and shall be fully protected in relying upon information furnished by the Depositary or any agent thereof with respect to its Participants and any beneficial owners.

          (ii) The Property Trustee and Registrar shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Declaration or under applicable law with respect to any transfer of any interest in any Capital Security (including any transfer between or among Participants or beneficial owners in any Global Capital Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Declaration, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

          (l) MINIMUM TRANSFERS. The Capital Securities will be issued, and may be transferred, only in blocks having a liquidation amount (before giving effect to any partial redemption) of not less than $100,000 (100 Capital Securities). Any transfer, sale or other disposition of the Capital Securities in a block having a liquidation amount (before giving effect to any partial redemption) of less than $100,000 shall be deemed to be void and of no legal effect whatsoever. Any such transferee shall be deemed not to be the Holder of such Capital Securities for any purpose, including but not limited to the receipt of Distributions on such Capital Securities, and such transferee shall be deemed to have no interest whatsoever in such Capital Securities. All Capital Securities will bear the following legend:

          THIS CAPITAL SECURITY WILL BE ISSUED, AND MAY BE TRANSFERRED, ONLY IN BLOCKS HAVING A LIQUIDATION AMOUNT (BEFORE GIVING EFFECT TO ANY PARTIAL REDEMPTION) OF NOT LESS THAN $100,000 (100 CAPITAL SECURITIES). ANY TRANSFER, SALE OR OTHER DISPOSITION OF THE CAPITAL SECURITIES IN A BLOCK HAVING A LIQUIDATION AMOUNT (BEFORE GIVING EFFECT TO ANY PARTIAL REDEMPTION) OF LESS THAN $100,000 SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER. ANY SUCH TRANSFEREE SHALL BE DEEMED NOT TO BE THE HOLDER OF SUCH CAPITAL SECURITIES FOR ANY PURPOSE, INCLUDING BUT NOT LIMITED TO THE RECEIPT OF DISTRIBUTIONS ON SUCH CAPITAL SECURITIES, AND SUCH TRANSFEREE SHALL BE DEEMED TO HAVE NO INTEREST WHATSOEVER IN SUCH CAPITAL SECURITIES.

          SECTION 9.3. DEEMED SECURITY HOLDERS. The Trustees may treat the Person in whose name any Security shall be registered on the books and records of the Trust as the sole owner of such Security for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Security on the part of any Person, whether or not the Trust shall have actual or other notice thereof.

Rule 144A Capital Securities shall initially be registered in the name of a nominee of the Depositary and Regulation S Capital Securities shall initially be registered in the name of a nominee of the Depositary for the direct or indirect accounts of Euroclear and Cedel.

          SECTION 9.4. BOOK ENTRY INTERESTS. Global Capital Securities shall initially be registered on the books and records of the Trust in the name of Cede & Co., the nominee of the Depositary, and no Capital Security Beneficial Owner will receive a Definitive Capital Security Certificate representing such Capital Security Beneficial Owner's interests in such Global Capital Securities, except as provided in Section 9.2. Unless and until definitive, fully registered Capital Securities certificates have been issued to the Capital Security Beneficial Owners pursuant to Section 9.2 and
Section 7.9:

          (a) the provisions of this Section 9.4 shall be in full force and effect;

          (b) the Trust and the Trustees shall be entitled to deal with the Depositary for all purposes of this Declaration (including the payment of Distributions on the Global Capital Securities and receiving approvals, votes or consents hereunder) as the holder of the Capital Securities and the sole Holder of the Global Certificates and shall have no obligation to the Capital Security Beneficial Owners;

          (c) to the extent that the provisions of this Section 9.4 conflict with any other provisions of this Declaration, the provisions of this Section
9.4 shall control; and

          (d) the rights of the Capital Security Beneficial Owners shall be exercised only through the Depositary and shall be limited to those established by law and agreements between such Capital Security Beneficial Owners and the Depositary and/or the Participants and receive and transmit payments of Distributions on the Global Certificates to such Participants. The Depositary will make book entry transfers among the Participants.

          SECTION 9.5. NOTICES TO DEPOSITARY. Whenever a notice or other communication to the Capital Security Holders is required under this Declaration, the Trustees shall give all such notices and communications specified herein to be given to the Holders of Global Capital Securities to the Depositary, and shall have no notice obligations to the Capital Security Beneficial Owners.

          SECTION 9.6. APPOINTMENT OF SUCCESSOR DEPOSITARY. If any Depositary elects to discontinue its services as securities depositary with respect to the Capital Securities, the Regular Trustees may, in their sole discretion, appoint a successor Depositary with respect to such Capital Securities.

                                     ARTICLE X

                             LIMITATION OF LIABILITY OF
                      HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

          SECTION 10.1. LIABILITY. (a) Except as expressly set forth in this Declaration, the Capital Securities Guarantee and the terms of the Securities, the Sponsor shall not be:

          (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Securities which shall be made solely from assets of the Trust; and

          (ii) required to pay to the Trust or to any Holder of Securities any deficit upon dissolution of the Trust or otherwise.

          (b) The Holder of the Common Securities shall be liable for all of the debts and obligations of the Trust (other than with respect to the Securities) to the extent not satisfied out of the Trust's assets.

          (c) Pursuant to Section 3803(a) of the Business Trust Act, the Holders of the Capital Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

          SECTION 10.2. EXCULPATION. (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by the Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's negligence or willful misconduct with respect to such acts or omissions.

          (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

          SECTION 10.3. FIDUCIARY DUTY. (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Property Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

          (b)  Unless otherwise expressly provided herein:

          (i) whenever a conflict of interest exists or arises between an Indemnified Person and any Covered Person; or

          (ii) whenever this Declaration or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

          (c) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

          (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

          (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

          SECTION 10.4. INDEMNIFICATION. (a) To the fullest extent permitted by applicable law, the Sponsor shall indemnify and hold harmless each Indemnified Person from and against any loss, damage, liability, tax, penalty, expense or claim of any kind or nature whatsoever incurred by such Indemnified Person by reason of the creation, operation or termination of the Trust or any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Declaration, except that no Indemnified Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Indemnified Person by reason of its own negligence or willful misconduct with respect to such acts or omissions.

          (b) To the fullest extent permitted by applicable law, expenses (including reasonable legal fees and expenses) incurred by an Indemnified Person in defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by the Sponsor prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Sponsor of an undertaking by or on behalf of the Indemnified Person to repay such amount if it shall be determined that the Indemnified Person is not entitled to be indemnified as authorized in Section 10.4(a). The indemnification shall survive the termination of this Declaration.

          SECTION 10.5. OUTSIDE BUSINESSES. Any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Delaware Trustee, or the Property Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the

Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Property Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

                                     ARTICLE XI

                                     ACCOUNTING

          SECTION 11.1. FISCAL YEAR. The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

          SECTION 11.2. CERTAIN ACCOUNTING MATTERS. (a) At all times during the existence of the Trust, the Regular Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail, each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with United States generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States federal income tax purposes.

          (b) The Regular Trustees shall cause to be duly prepared and delivered to each of the Holders of Securities, any annual United States federal income tax information statement required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Regular Trustees shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust.

          (c) The Regular Trustees shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Regular Trustees on behalf of the Trust with any state or local taxing authority.

          SECTION 11.3. BANKING. The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; PROVIDED, HOWEVER, that all payments of funds in respect of the Debentures held by the Property Trustee shall be made directly to the Property Account and no other funds of the Trust shall be deposited in the Property Account. The sole signatories for such accounts shall be designated by the Regular Trustees; PROVIDED, HOWEVER, that the Property Trustee shall designate the signatories for the Property Account.

          SECTION 11.4. WITHHOLDING. The Trust and the Regular Trustees shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder or underlying beneficial owner, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Regular Trustees shall file required forms with the applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder or underlying beneficial owner, shall remit amounts withheld with respect to the Holder or underlying beneficial owner to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder or underlying beneficial owner, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder or underlying beneficial owner. In the event of any claimed over-withholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.

                                    ARTICLE XII

                             AMENDMENTS AND MEETINGS

          SECTION 12.1. AMENDMENTS. (a) Except as otherwise provided in this Declaration or by any applicable terms of the Securities, this Declaration may only be amended by a written instrument approved and executed by:

          (i) the Regular Trustees (or, if there are more than two Regular Trustees, a majority of the Regular Trustees);

          (ii) if the amendment affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Property Trustee; and

          (iii) if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee, the Delaware Trustee;

          (b) no amendment shall be made, and any such purported amendment shall be void and ineffective:

          (i) unless, in the case of any proposed amendment, the Property Trustee shall have first received an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities);

          (ii) unless, in the case of any proposed amendment which affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Property Trustee shall have first received:

               (A) an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

               (B) an opinion of counsel (who may be counsel to the Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

          (iii)  to the extent the result of such amendment would be to:

               (A) cause the Trust to fail to continue to be classified for purposes of United States federal income taxation as a grantor trust;

               (B) reduce or otherwise adversely affect the powers of the Property Trustee in contravention of the Trust Indenture Act; or

               (C) cause the Trust to be deemed to be an Investment Company required to be registered under the Investment Company Act;

          (c) at such time after the Trust has issued any Securities that remain outstanding, any amendment that would adversely affect the rights, privileges or preferences of any Holder of Securities may be effected only with such additional requirements as may be set forth in the terms of such Securities;

          (d) this Section 12.1 shall not be amended without the consent of all of the Holders of the Securities;

          (e) Article IV shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities;

          (f)   the rights of the holders of the Common Securities under
Article V to increase or decrease the number of, and appoint and remove Trustees shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities; and

          (g) notwithstanding Section 12.1(c), this Declaration may be amended without the consent of the Holders of the Securities to:

          (i)     cure any ambiguity;

          (ii) correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration;

          (iii) add to the covenants, restrictions or obligations of the Sponsor;

          (iv) conform to any change in Rule 3a-5 under the Investment Company Act or written change in interpretation or application of Rule 3a-5 under the Investment Company Act by any legislative body, court, government agency or regulatory authority which amendment does not have a material adverse effect on the rights, preferences or privileges of the Holders; and

          (v) to modify, eliminate or add to any provisions to such extent as shall be necessary to ensure that the Trust will be classified for United States federal income tax purposes as a grantor trust at all times that any Securities are outstanding which amendment does not have an adverse effect on the rights, preferences or privileges of the Holders.

          SECTION 12.2. MEETINGS OF THE HOLDERS OF SECURITIES; ACTION BY WRITTEN CONSENT. (a) Meetings of the Holders of any class of Securities may be called at any time by the Regular Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any stock exchange on which the Capital Securities are listed or admitted for trading. The Regular Trustees shall call a meeting of the Holders of such class if directed to do so by the

Holders of at least 10% in liquidation amount of such class of Securities. Such direction shall be given by delivering to the Regular Trustees one or more requests in a writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Securities calling a meeting shall specify in writing the Certificates held by the Holders of Securities exercising the right to call a meeting and only those Securities represented by the Certificates so specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

          (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders of
Securities:

          (i) notice of any such meeting shall be given to all the Holders of Securities having a right to vote thereat at least 7 days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders of Securities is permitted or required under this Declaration or the rules of any stock exchange on which the Capital Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders of Securities. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of Securities owning not less than the minimum aggregate liquidation amount of Securities that would be necessary to authorize or take such action at a meeting at which all Holders of Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Securities entitled to vote who have not consented in writing. The Regular Trustees may specify that any written ballot submitted to the Security Holders for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Regular Trustees;

          (ii) each Holder of a Security may authorize any Person to act for it by proxy on all matters in which a Holder of Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation;

          (iii) each meeting of the Holders of the Securities shall be conducted by the Regular Trustees or by such other Person that the Regular Trustees may designate; and

          (iv) unless the Business Trust Act, this Declaration, the terms of the Securities or the listing rules of any stock exchange on which the Capital Securities are then listed or trading, provide otherwise, the Regular Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.

                                    ARTICLE XIII

                         REPRESENTATIONS OF DELAWARE TRUSTEE

          SECTION 13.1.  REPRESENTATIONS AND WARRANTIES OF DELAWARE TRUSTEE.

          The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration and at the Closing Date, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee that:

          (a) The Delaware Trustee is a banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration.

          (b) The execution, delivery and performance by the Delaware Trustee of this Declaration has been duly authorized by all necessary corporate action on the part of the Delaware Trustee. This Declaration has been duly executed and delivered by the Delaware Trustee, and, assuming the due authorization, execution and delivery of the Declaration by the other parties hereto, constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

          (c) The execution, delivery and performance of this Declaration by the Delaware Trustee does not conflict with or constitute a breach of the certificate of incorporation or By-laws of the Delaware Trustee.

          (d) No consent, approval or authorization of, or registration with or notice to, any state or Federal banking authority is required for the execution, delivery or performance by the Delaware Trustee, of this Declaration.

          (e) The Delaware Trustee is an entity which has its principal place of business in the State of Delaware and meets the eligibility criteria set forth in Section 5.2.

          (f) The Delaware Trustee has been authorized to perform its obligations under the Certificate of Trust and this Declaration.

                                    ARTICLE XIV

                        REPRESENTATIONS OF PROPERTY TRUSTEE

          SECTION 14.1.  REPRESENTATIONS AND WARRANTIES OF PROPERTY TRUSTEE.

          The Trustee that acts as initial Property Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration and at the Closing Date, and each Successor Property Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Property Trustee's acceptance of its appointment as Property Trustee that:

          (a) The Property Trustee is a banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration.

          (b) The execution, delivery and performance by the Property Trustee of this Declaration has been duly authorized by all necessary corporate action on the part of the Property Trustee. This Declaration has been duly executed and delivered by the Property Trustee, and, assuming the due authorization, execution and delivery of the Declaration by the other parties hereto, constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

          (c) The execution, delivery and performance of this Declaration by the Property Trustee does not conflict with or constitute a breach of the certificate of incorporation or By-laws of the Property Trustee.

          (d) No consent, approval or authorization of, or registration with or notice to, any state or Federal banking authority is required for the execution, delivery or performance by the Property Trustee, of this Declaration.

          (e) The Property Trustee is an entity which meets the eligibility criteria under Section 5.3(a) to serve as Property Trustee.

          (f) The Property Trustee has been authorized to perform its obligations under the Certificate of Trust and this Declaration.

                                     ARTICLE XV

                                    MISCELLANEOUS

          SECTION 15.1. NOTICES. All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by certified mail, return receipt requested, or overnight courier, as follows:

          (a) If given to the Trust, in care of the Regular Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Holders of the Securities):

               c/o Zenith National Insurance Corp.
               21255 Califa Street
               Woodland Hills, California  91367-5021
               Attention:     Chief Financial Officer

          (b) If given to the Property Trustee, at the mailing address set forth below (or such other address as the Property Trustee may give notice of to the Holders of the Securities):

               NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
               Sixth & Marquette
               Minneapolis, Minnesota 55479-0069
               Attention:     Corporate Trust Administration,
                              Zenith National Insurance Capital Trust I

          (c) If given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice to the Trust):

               c/o Zenith National Insurance Corp.
               21255 Califa Street
               Woodland Hills, California  91367-5021
               Attention:     Chief Financial Officer

          (d) If given to the Delaware Trustee, at the mailing address set forth below (or such other address as the Delaware Trustee may give notice to the Trust):

               WILMINGTON TRUST COMPANY
               1100 North Market Street
               Wilmington, Delaware 19890-0001
               Attention:     Corporate Trust Administration,
                              Zenith National Insurance Capital Trust I

          (e) If given to the Regular Trustee, at the mailing address set forth below (or such other address as the Regular Trustee may give notice to the Trust):

               STANLEY R. ZAX
               Zenith National Insurance Corp.
               21255 Califa Street
               Woodland Hills, California 91367-5021

               FREDRICKA TAUBITZ
               Zenith National Insurance Corp.
               21255 Califa Street
               Woodland Hills, California 91367-5021

          (f) If given to any other Holder, at the address set forth on the books and records of the Trust or the Registrar, as applicable.

          All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by certified mail, return receipt requested, or mailed by overnight courier except that, if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

          SECTION 15.2. GOVERNING LAW. This Declaration and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws, without regard to conflicts of laws principles.

          SECTION 15.3. INTENTION OF THE PARTIES. It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Declaration shall be interpreted to further this intention of the parties.

          SECTION 15.4. HEADINGS. Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

          SECTION 15.5. SUCCESSORS AND ASSIGNS. Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

          SECTION 15.6. PARTIAL ENFORCEABILITY. If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

          SECTION 15.7. COUNTERPARTS. This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

          IN WITNESS WHEREOF, the undersigned has caused these presents to be executed as of the day and year first above written.

                              ZENITH NATIONAL INSURANCE
                                 CORP., as Sponsor


                              By: /s/ Stanley R. Zax
                                 ------------------------------------
                                   Name: Stanley R. Zax
                                   Title: Chairman and President

                              WILMINGTON TRUST COMPANY,
                                   not in its individual capacity but
                                   solely as Delaware Trustee


                              By:  /s/ Patricia A. Evans
                                 ------------------------------------
                                   Name: Patricia A. Evans
                                   Title: Financial Services Officer

                              NORWEST BANK MINNESOTA,
                                 NATIONAL ASSOCIATION,
                                   not in its individual capacity but
                                   solely as Property Trustee


                              By:  /s/ Jane Y. Schweiger
                                 ------------------------------------
                                   Name: Jane Y. Schweiger
                                   Title: Corporate Trust Officer


                                /s/ Stanley R. Zax
                              ---------------------------------------
                              STANLEY R. ZAX
                                   not in his individual capacity but
                                   solely as Regular Trustee


                                /s/ Fredricka Taubitz
                              ---------------------------------------
                              FREDRICKA TAUBITZ
                                   not in her individual capacity but
                                   solely as Regular Trustee

                                       ANNEX I

                                       TERMS OF

                               8.55% CAPITAL SECURITIES
                               8.55% COMMON SECURITIES


          Pursuant to Section 7.1 of the Amended and Restated Declaration of Trust, dated as of July 30, 1998 (as amended from time to time, the "Declaration"), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Capital Securities and the Common Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Declaration):

1.  DESIGNATION AND NUMBER.

     (a) "Capital Securities." 75,000 Capital Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of $75 Million Dollars ($75,000,000), and a liquidation amount with respect to the assets of the Trust of $1,000 per Capital Security, are hereby designated for the purposes of identification only as "8.55% Capital Securities (Liquidation Amount $1,000 per Capital Security)" (the "Capital Securities"). The Capital Security Certificates evidencing the Capital Securities shall be substantially in the forms attached hereto as EXHIBIT A, EXHIBIT B and EXHIBIT C, as applicable, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange or other organization, if any, on which the Capital Securities are listed.

     (b) "Common Securities." 2,320 Common Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of Two Million Three Hundred Twenty Thousand Dollars ($2,320,000), and a liquidation amount with respect to the assets of Trust of $1,000 per Common Security, are hereby designated for the purposes of identification only as "8.55% Common Securities (Liquidation Amount $1,000 per Common Security)" (the "Common Securities"). The Common Securities Certificates evidencing the Common Securities shall be substantially in the form attached hereto as EXHIBIT D, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

2.   DISTRIBUTIONS.

     (a) Distributions payable on each Security will be fixed at a rate per annum of 8.55% (the "Coupon Rate") of the liquidation amount of $1,000 per Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions not currently made will bear interest thereon compounded semi-annually at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds legally available therefor. The amount of Distributions payable for any period will be computed for any full semi-annual Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period of less than a full calendar month the number of days elapsed in such month.

     (b) Distributions on the Securities will be cumulative, will accrue from the date of original issuance and will be payable semi-annually in arrears, on the following dates, which dates correspond to the interest payment dates on the Debentures:
          February 1 and August 1 of each year, commencing on February 1, 1999, except as otherwise described below. So long as no Event of Default (or an event which would be an Event of Default with the giving of required notice or the passage of time) has occurred and is continuing, the Sponsor has the right under the Indenture to defer payments of interest by deferring the interest payment period from time to time on the Debentures for a period not exceeding 10 consecutive semi-annual periods (each an "Deferral Period") and, as a consequence of such deferral, Distributions will also be deferred. Despite such deferral, semi-annual Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded semi-annually during any such Deferral Period. Prior to the termination of any such Deferral Period, the Sponsor may further extend such Deferral Period so long as no Event of Default (or an event which would be an Event of Default with the giving of required notice or the passage of time) has occurred and is continuing; PROVIDED THAT such Deferral Period together with all such previous and further deferrals thereof may not exceed 10 consecutive semi-annual periods or extend beyond the maturity (whether at the stated maturity or by declaration of acceleration, call for redemption or otherwise) of the Debentures under the Indenture.

          Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Deferral Period. Upon the termination of any Deferral Period and the payment of all amounts then due, the Sponsor may commence a new Deferral Period, subject to the above requirements. During any such Deferral Period, the Debenture Issuer may not (i) declare or pay any dividends on distributions with respect to, or redeem, purchase acquire, or make a liquidation payment with respect to, any of the Debenture Issuer's capital stock (which includes common and preferred stock) or (ii) make any payment of principal of or premium, if any, or interest on or repay, repurchase or redeem any debt securities of the Debenture Issuer that rank PARI PASSU with or junior in right of payment to the Debentures or (iii) make any guarantee payments with respect to any guarantee by the Debenture Issuer of any securities of any subsidiary of the Debenture Issuer if such guarantee ranks PARI PASSU with or junior in right of payment to the Debentures (other than (a) dividends or distributions in shares of, or options, warrants or rights to subscribe for or purchase shares of, common stock of the Debenture Issuer, (b) any declaration of a dividend in connection with the implementation of a stockholders' rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto, (c) payments under the Capital Securities Guarantee, (d) as a result of a reclassification of the Debenture Issuer's capital stock or the exchange or conversion of one class or series of the Debenture Issuer's capital stock for another class or series of the Debenture Issuer's capital stock,
          (e) the purchase of fractional interests in shares of the Debenture Issuer's capital stock, pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged and (f) purchases of common stock of the Debenture Issuer in connection with the satisfaction by the Debenture Issuer of its obligations (including purchases related to the issuance of such common stock or rights) under any of the Debenture Issuer's benefit plans for its and its subsidiaries' directors, officers or employees or any of the Debenture Issuer's dividend reinvestment plans). Despite such deferral, Distributions will continue to accumulate with additional Distributions thereon (to the extent permitted by applicable law at a rate no greater than the rate at which interest is then accruing on the Debentures) at the Coupon Rate compounded semi-annually during any such Deferral Period. Prior to the termination of any such Deferral Period, the Debenture Issuer may further defer payments of interest by further extending such Deferral Period; PROVIDED THAT such

          Deferral Period, together with all such previous and further deferrals within such Deferral Period, may not exceed 10 consecutive semi-annual periods, including the first semi-annual period during such Deferral Period, or extend beyond the Stated Maturity Date of the Debentures. Upon the termination of any Deferral Period and the payment of all amounts then due, the Debenture Issuer may commence a new Deferral Period, subject to the above requirements.

     (c) Distributions on the Securities will be payable to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates. The relevant record dates shall be the fifteenth day of the month next preceding the month in which the relevant payment date falls, except as otherwise described in this Annex I to the Declaration. Subject to any applicable laws and regulations and the provisions of the Declaration, each such payment in respect to Capital Securities being held in book-entry form through The Depository Trust Company (the "Depositary") will be made by the Trust to the Depositary. Payment of Distributions to the Depositary is the responsibility of the Trust, disbursement of such payments to Depositary Participants is the responsibility of the Depositary, and disbursement of such payments to the Capital Security Beneficial Owner is the responsibility of Depositary Participants. The relevant record dates for the Common Securities shall be the same record dates as for the Capital Securities. Distributions payable on any Securities that are not punctually paid on any Distribution payment date, as a result of the Sponsor having failed to make payment under the Debentures, will cease to be payable to the Person in whose name such Securities are registered on the relevant record date, and such distributions on Securities will instead be payable to the Persons in whose name such Securities are registered on the special record date or other specified date determined in accordance with the Indenture. If any date on which Distributions are payable on the Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day in each case with the same force and effect as if made on such date.

     (d) In the event that there is any money or other property held by or for the Trust that is not accounted for in the Declaration, such property shall be distributed Pro Rata (as defined herein) among the Holders of the Securities.

3.  LIQUIDATION DISTRIBUTION UPON DISSOLUTION.

          In the event of any voluntary or involuntary dissolution, winding-up or termination of the Trust (including without limitation pursuant to Section 8.1(b) of the Declaration), the Holders of the Securities on the date of the dissolution, winding-up or termination, as the case may be, will be entitled to receive out of the assets of the Trust legally available for distribution to Holders of Securities after satisfaction of liabilities of creditors of the Trust as provided by applicable law, an amount equal to the aggregate of the liquidation amount of $1,000 per Security plus any additional amount payable upon redemption of the Debentures as a result of the Make-Whole Premium or Special Event Make-Whole Premium (as such terms are defined in the Indenture), as applicable, and accrued and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"), unless, in connection with such dissolution, winding-up or termination, Debentures in an aggregate principal amount equal to the aggregate liquidation amount of such Securities, with an interest rate identical to the Coupon Rate of, and bearing accrued and unpaid interest in an amount equal to the accrued and unpaid Distributions on, such Securities, shall be distributed on a Pro Rata basis to the Holders of the Securities in exchange for such Securities as provided in this Paragraph 3.

          If, upon any such dissolution, winding-up or termination, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Securities shall be paid on a Pro Rata basis in accordance with paragraph 8.

          If a termination of the Trust occurs as described in clause (i), (ii),
(iii), (vi) or (vii) of Section 8.1(a) of the Declaration, the Trust shall be liquidated by the Regular Trustees as expeditiously as the Regular Trustees determine to be possible by distributing, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, to each holder of the Capital Securities, Debentures with an aggregate principal amount equal to the aggregate liquidation amount of, with an interest rate identical to the Coupon Rate of, and accrued and unpaid interest equal to accrued and unpaid Distributions on, the Capital
Securities. In addition, at any time the Sponsor has the right to terminate the Trust and, after satisfaction of the liabilities to creditors of the Trust as provided by applicable law, cause Debentures with an aggregate principal amount of, with an interest rate identical to the Coupon Rate of, and accrued and unpaid interest equal to accrued and unpaid Distributions on, the outstanding Securities, to be distributed to the Holders of the Securities in liquidation of the Trust.

          The distribution of Debentures upon any dissolution of the Trust is conditioned upon the receipt by the Regular Trustees of an opinion of nationally recognized independent tax counsel experienced in such matters to the effect that the Holders of the Securities will not recognize any gain or loss for United States federal income tax purposes as a result of such dissolution of the Trust and distribution of Debentures.

          After the date fixed for any distribution of Debentures (including pursuant to a Special Event as set forth in paragraph 4(c) below): (i) the Securities will no longer be deemed to be outstanding, (ii) the Depositary or its nominee (or any successor Depositary or its nominee), as Holder of Capital Securities represented by global certificates, will receive a registered global certificate or certificates representing the Debentures to be delivered upon such distribution and (iii) any certificates representing Securities, except for certificates representing Capital Securities held by the Depositary or its nominee (or any successor Depositary or its nominee), will be deemed to represent Debentures with an aggregate principal amount equal to the aggregate liquidation amount of, with an interest rate identical to the Coupon Rate of, and accrued and unpaid interest equal to accrued and unpaid Distributions on, such Securities until such certificates are presented to the Sponsor or its agent for transfer or reissuance.

          If, in connection with any dissolution, winding-up or termination of the Trust, Debentures are distributed to Holders of the Securities as provided in this paragraph 3, the procedures set forth in paragraph 4(e) will be applicable thereto.

4.  REDEMPTION AND DISTRIBUTION.

     (a) Upon the repayment or payment of the Debentures in whole or in part, whether at maturity or upon redemption or otherwise, the proceeds from such repayment or redemption shall be simultaneously applied to redeem Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so repaid or redeemed at the redemption price per Security of 100% of the liquidation amount of the Security to be redeemed, plus the Make-Whole Premium (as defined in the Indenture) or Special Event Make-Whole Premium (as defined in the Indenture), if any, together with accrued and unpaid Distributions thereon through the date of the redemption, payable in cash. Holders will be given not less than 30 nor more than 60 days' notice of such redemption.

     (b) If fewer than all the outstanding Securities are to be so redeemed, the Common Securities and the Capital Securities will be redeemed Pro Rata and the Capital Securities to be redeemed will be as described in Paragraph 4(e)(ii) below.

     (c)  [intentionally omitted]

     (d) The Securities will not be redeemed unless all accrued and unpaid Distributions have been paid on all Securities for all semi-annual Distribution periods terminating on or before the date of redemption.

     (e) (i) Notice of any redemption of, or notice of distribution of Debentures in exchange for the Securities (a "Redemption/Distribution Notice") will be given by the Trust by mail to each Holder of Securities to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for redemption of the Debentures. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this paragraph 4(e)(i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders of Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

          (ii) In the event that fewer than all the outstanding Securities are to be redeemed, the Securities to be redeemed shall be redeemed Pro Rata from each Holder of Capital Securities, it being understood that, in respect of Capital Securities registered in the name of and held of record by the Depositary (or any successor Depositary) or any nominee, the distribution of the proceeds of such redemption will be made to each Depositary Participant (or Person on whose behalf such nominee holds such Securities) in accordance with the procedures applied by such agency or nominee.

     (iii) If Securities are to be redeemed and the Trust gives a Redemption/Distribution Notice, which notice may only be issued if the Debentures are redeemed as set out in this paragraph 4 (which notice will be irrevocable), then (A) with respect to Capital Securities held in book-entry form, by 1:00 p.m., New York City time, on the redemption date, provided that the Sponsor has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Property Trustee will deposit irrevocably with the Depositary (or successor Depositary) funds sufficient to pay the amount payable on redemption with respect to such Capital Securities and will give the Depositary irrevocable instructions and authority to pay the amount payable on redemption to the Capital Security Beneficial Owner, and (B) with respect to Capital Securities issued in certificated form and Common Securities, provided that the Sponsor has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Property Trustee will irrevocably deposit with the Paying Agent funds sufficient to pay the amount payable on redemption to the Holders of such Securities upon surrender of their certificates. If a Redemption/Distribution Notice shall have been given and funds deposited as required, then on the date of such deposit, all rights of Holders of such Securities so called for redemption will cease, except the right of the Holders of such Securities to receive the redemption price, but without interest on such redemption price. Neither the Regular Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Securities that have been so called for redemption. If any date fixed for redemption of Securities is not a Business Day, then payment of the amount payable on such date will be made on the next succeeding day that is a Business Day (without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the redemption price in respect of any Securities is improperly withheld or refused and not paid either by the Trust or by the Sponsor as guarantor pursuant to the Capital Securities Guarantee, Distributions on such Securities will continue to accrue at the then applicable rate, from the original redemption date to the date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the amount payable upon redemption (other than for purposes of calculating any premium).

          (iv) Redemption/Distribution Notices shall be sent by the Regular Trustees on behalf of the Trust to (A) in the case of Capital Securities held in book-entry form, the Depositary and, in the case of Securities held in certificated form, the Holders of such certificates and (B) in respect of the Common Securities, the Holder thereof.

          (v) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws), the Sponsor or any of its subsidiaries may at any time and from time to time purchase outstanding Capital Securities by tender, in the open market or by private agreement.

5.  VOTING RIGHTS - CAPITAL SECURITIES.

     (a) Except as provided in this Annex I, in the Business Trust Act and as otherwise required by law, the Declaration and the Indenture, the Holders of the Capital Securities will have no voting rights.

     (b) The Holders of the Capital Securities shall have the rights with respect to the enforcement of payment of principal, premium, if any, and interest on the Debentures as are set forth herein, in the Declaration or in the Indenture.

          Subject to the requirements set forth in this paragraph, the Holders of a Majority in liquidation amount of the Capital Securities, voting separately as a class may direct the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee, or direct the exercise of any power conferred upon the Property Trustee under the Declaration, including the right to direct the Property Trustee, as holder of the Debentures, to (i) direct the time, method, place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred on the Indenture Trustee with respect to the Debentures,
          (ii) waive any past default and its consequences that is waivable under Section 5.13 of the Indenture or otherwise, (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures, where such consent shall be required; PROVIDED, HOWEVER, that, where a consent under the Indenture would require the consent or act of the Holders of greater than a majority of the Holders in principal amount of Debentures (a "Super Majority"), the Property Trustee may only give such consent or take such action at the direction of the Holders of at least the proportion in liquidation amount of the Capital Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding. The Property Trustee shall not, and none of the other Trustees shall in any event, revoke any action previously authorized or approved by a vote of the Holders of the Capital Securities, except by a subsequent vote of the Holders of the Capital Securities. Other than with respect to directing the time, method and place of conducting any remedy available to the Property Trustee as set forth above, the Property Trustee shall not take any action in accordance with the directions of the Holders of the Capital Securities under this paragraph unless the Property Trustee has obtained an opinion of tax counsel to the effect that, as a result of such action, the Trust will not fail to be classified as a grantor trust for United States federal income tax purposes.

          If the Property Trustee is the sole holder of the Debentures, any Holder of the Capital Securities shall have the right, to the fullest extent permitted by applicable law, to institute suit on behalf of the Trust for the enforcement of the right to receive payment of the principal of and interest, and premium, if any, on the Debentures when due. In addition, the Holders of at least 25% in aggregate liquidation amount of Capital Securities outstanding shall be entitled, to the fullest extent permitted by applicable law, to institute any other proceeding in the event the Indenture Trustee or the Property Trustee fails to do so in accordance with the terms of the Indenture.

          If an Event of Default shall have occurred and be continuing, the Holders of a Majority in liquidation amount of the Capital Securities, voting as a class at a meeting of Holders of Capital Securities, shall have the exclusive right to remove the Property Trustee.

          In addition to any other rights of the Holders provided herein or in the Declaration, if the Property Trustee fails to enforce its rights, as holder of the Debentures, under the Indenture, any Holder of Capital Securities may, to the fullest extent permitted by applicable law, institute a legal proceeding directly against the Sponsor, to enforce the rights of the Property Trustee, as holder of the Debentures, under the Indenture, without first instituting any legal proceeding against the Property Trustee or any other Person. Notwithstanding the foregoing, if an Event of Default in respect of the Securities has occurred and is continuing and such event is attributable to the failure of the Sponsor to pay interest or principal on the Debentures issued to the Trust on the date such interest or principal is otherwise payable, then a Holder of Capital Securities may institute a proceeding directly against the Sponsor for enforcement of payment to the Holder of the Capital Securities of the principal of or interest on the Debentures on or after the respective due dates specified in the Debentures (taking into account any Deferral Period).

          Any approval or direction of Holders of Capital Securities may be given at a separate meeting of Holders of Capital Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Capital Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Capital Securities. Each such notice will include a statement setting forth the following information: (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

          No vote or consent of the Holders of the Capital Securities will be required for the Trust to redeem and cancel Capital Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

          Notwithstanding that Holders of Capital Securities are entitled to vote or consent under any of the circumstances described above, any of the Capital Securities that are owned by the Sponsor or any Affiliate of the

          Sponsor shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if they were not outstanding.

6.  VOTING RIGHTS - COMMON SECURITIES.

     (a) Except as provided in this Annex I, in the Business Trust Act and as otherwise required by law and the Declaration, the Holders of the Common Securities will have no voting rights.

     (b) The Holders of the Common Securities are entitled, in accordance with and subject to Article V of the Declaration, to vote to appoint, remove or replace any Trustee.

     (c) Subject to Section 2.6 of the Declaration and only after the Event of Default with respect to the Capital Securities has been cured, waived, or otherwise eliminated and subject to the requirements of the second to last sentence of this paragraph, the Holders of the Majority in liquidation amount of the Common Securities, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any power conferred upon the Property Trustee under the Declaration, including (i) directing the time, method, place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any power conferred on the Indenture Trustee with respect to the Debentures, (ii) waiving any past default and its consequences that is waivable under Section 5.13 of the Indenture,
          (iii) exercising any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable; or
          (iv) consenting to any amendment, modification or termination of the Indenture or the Debentures, where such consent shall be required; PROVIDED THAT, where a consent or action under the Indenture would require the consent or act of the Holders of greater than a majority in principal amount of Debentures (a "Super Majority"), the Property Trustee may only give such consent or take such action at the direction of the Holders of at least the same proportion in liquidation amount of the Common Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding. The Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Capital Securities, except by a subsequent vote of the Holders of the Capital Securities. Other than with respect to directing the time, method and place of conducting any remedy available to the Property Trustee or the Indenture Trustee as set forth above, the Property Trustee shall not take any action in accordance with the directions of the Holders of the Common Securities under this paragraph unless the Property Trustee has obtained an opinion of tax counsel to the effect that, as a result of such action the Trust will not fail to be classified as a grantor trust for United States federal income tax purposes. If the Property Trustee fails to enforce its rights, as holder of the Debentures, under the Indenture, any Holder of Common Securities may, institute a legal proceeding directly against the Sponsor, to enforce the Property Trustee's rights, as holder of the Debentures, under the Indenture, without first instituting any legal proceeding against the Property Trustee or any other Person.

          Any approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

          No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

7.  AMENDMENTS TO DECLARATION AND INDENTURE.

     (a) In addition to any requirements under Section 12.1 of the Declaration, if any proposed amendment to the Declaration provides for, or the Regular Trustees otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Securities, whether by way of amendment to the Declaration or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than as described in Section 8.1 of the Declaration, then the Holders of outstanding Securities as a class, will be entitled to vote on such amendment or proposal (but not on any other amendment or proposal) and such amendment or proposal shall not be effective except (a) with the approval of the Holders of at least 66-2/3% in liquidation amount of the Securities, voting together as a single class and (b) upon receipt by the Regular Trustees of an opinion of a nationally recognized independent counsel experienced in such matters to the effect that such amendment or the exercise of any power granted to the Regular Trustees in accordance with such amendment will not affect the Trust's status as a grantor trust for United States federal income tax purposes or the Trust's exemption from the status of an "investment company" under the Investment Company Act; PROVIDED, HOWEVER, if any amendment or proposal referred to in clause (i) above would adversely affect only the Capital Securities or only the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of 66-2/3% in liquidation amount of such class of Securities.

     (b) In the event the consent of the Property Trustee as the holder of the Debentures is required under the Indenture with respect to any amendment, modification or termination of the Indenture or the Debentures, the Property Trustee shall request the direction of the Holders of the Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification or termination as directed by a Majority in liquidation amount of the Securities voting together as a single class; PROVIDED, HOWEVER, that where a consent under the Indenture would require the consent of the holders of more than a majority of the aggregate principal amount of the Debentures, the Property Trustee may only give such consent at the direction of the Holders of at least the same proportion in aggregate stated liquidation amount of the Securities; PROVIDED, HOWEVER, that the Property Trustee shall not take any action in accordance with the directions of the Holders of the Securities under this paragraph unless the Property Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action.

8.  PRO RATA.

          A reference in these terms of the Securities to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder of Securities according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding unless, on any distribution date or redemption date an Event of Default under the Declaration has occurred and is continuing, in which case no payment of any distribution on, or amount payable upon redemption of, any Common Security, and no other payment on account of the redemption, liquidation or other acquisition of Common Securities, shall be made unless payment in full in cash of all accumulated and unpaid Distributions on all outstanding Capital Securities for all Distribution periods terminating on or prior thereto, or in the case of payment of the amount payable upon redemption of the Capital Securities, the full amount of such amount in respect of all outstanding Capital Securities shall have been made or provided for, and all funds available to the Property Trustee shall first be applied to the payment in full in cash of all Distributions on, or the amount payable upon redemption of Capital Securities then due and payable.

9.  RANKING.

          The Capital Securities rank PARI PASSU with, and payment thereon shall be made Pro Rata with, the Common Securities except that, where an Event of Default occurs and is continuing under the Indenture, the rights of Holders of the Common Securities to payment in respect of Distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights to payment of the Holders of the Capital Securities.

10.  ACCEPTANCE OF CAPITAL SECURITIES GUARANTEE AND INDENTURE.

          Each Holder of Capital Securities and Common Securities and each Capital Security Beneficial Owner, by the acceptance thereof, agrees to the provisions of the Capital Securities Guarantee, respectively, including the subordination provisions therein and to the provisions of the Indenture, including the subordination provisions therein, and which includes, among other things, provisions relating to certain rights of the Holders of the Capital Securities all as set forth therein.

11.  NO PREEMPTIVE RIGHTS.

          The Holders of the Securities shall have no preemptive rights to subscribe for any additional Securities.

12.  MISCELLANEOUS.

          These terms constitute a part of the Declaration.

          The Sponsor will provide a copy of the Declaration, the Capital Securities Guarantee, and the Indenture to a Capital Security Beneficial Owner without charge on written request to the Sponsor at its principal place of business.

                                                                      EXHIBIT A

                        FORM OF RULE 144A GLOBAL SECURITY


          THIS CAPITAL SECURITY IS A RULE 144A GLOBAL SECURITY WITHIN THE MEANING OF THE DECLARATION HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (THE "DEPOSITARY"), OR A NOMINEE OF THE DEPOSITARY. THIS CAPITAL SECURITY IS EXCHANGEABLE FOR CAPITAL SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE DECLARATION AND NO TRANSFER OF THIS CAPITAL SECURITY (OTHER THAN A TRANSFER OF THIS CAPITAL SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

          UNLESS THIS CAPITAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (55 WATER STREET, NEW YORK, NEW YORK) TO THE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CAPITAL SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          THIS CAPITAL SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAW. NEITHER THIS CAPITAL SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

          THE HOLDER OF THIS CAPITAL SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS CAPITAL SECURITY ONLY (A) TO ZENITH NATIONAL INSURANCE CORP. (THE "COMPANY"), (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) SO LONG AS THIS CAPITAL SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR 904 UNDER THE SECURITIES ACT, (E) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF APPLICABLE) OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT, SUBJECT TO THE RIGHT OF THE TRUST AND THE COMPANY PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSE (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM AND (ii) IN EACH OF CASES (B) THROUGH (F) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. SUCH HOLDER FURTHER AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS CAPITAL SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

          THE HOLDER OF THIS CAPITAL SECURITY BY ITS ACCEPTANCE HEREOF ALSO AGREES, REPRESENTS AND WARRANTS THAT EITHER (i) IT IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE "PROHIBITED TRANSACTIONS" PROVISIONS OF SECTION 406 OF THE EMPLOYMENT RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED ("THE CODE"), AND IS NOT USING THE ASSETS OF ANY SUCH PLAN TO ACQUIRE THIS CAPITAL SECURITY OR (ii) THE ACQUISITION AND HOLDING OF THIS CAPITAL SECURITY BY IT IS NOT PROHIBITED BY EITHER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, OR IS EXEMPT FROM ANY SUCH PROHIBITION BY APPLICATION OF A STATUTORY, REGULATORY OR ADMINISTRATIVE EXEMPTION.

          THIS CAPITAL SECURITY WILL BE ISSUED, AND MAY BE TRANSFERRED, ONLY IN BLOCKS HAVING A LIQUIDATION AMOUNT (BEFORE GIVING EFFECT TO ANY PARTIAL REDEMPTION) OF NOT LESS THAN $100,000 (100 CAPITAL SECURITIES). ANY TRANSFER, SALE OR OTHER DISPOSITION OF THE CAPITAL SECURITIES IN A BLOCK HAVING A LIQUIDATION AMOUNT (BEFORE GIVING EFFECT TO ANY PARTIAL REDEMPTION) OF LESS THAN $100,000 SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER. ANY SUCH TRANSFEREE SHALL BE DEEMED NOT TO BE THE HOLDER OF SUCH CAPITAL SECURITIES FOR ANY PURPOSE, INCLUDING BUT NOT LIMITED TO THE RECEIPT OF DISTRIBUTIONS ON SUCH CAPITAL SECURITIES, AND SUCH TRANSFEREE SHALL BE DEEMED TO HAVE NO INTEREST WHATSOEVER IN SUCH CAPITAL SECURITIES.

Certificate number                                 Number of Capital Securities
                                                    CUSIP NO.

                  Certificate Evidencing Capital Securities
                                      of
                  ZENITH NATIONAL INSURANCE CAPITAL TRUST I

                          8.55% Capital Securities
              (Liquidation Amount $1,000 per Capital Security)

          ZENITH NATIONAL INSURANCE CAPITAL TRUST I, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that ________________ (the "Holder") is the registered owner of preferred securities of the Trust representing preferred undivided beneficial interests in the assets of the Trust designated the 8.55% Capital Securities (Liquidation Amount $1,000 per Security) (the "Capital Securities"). The Capital Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Capital Securities represented hereby are in all respects subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of July 30, 1998, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Capital Securities as set forth in Annex I to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Capital Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Capital Security Guarantee and the Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business.

          Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder. By its acceptance of this certificate representing Capital Securities or a beneficial interest in such Capital Securities, the owner of, and any person that acquires a beneficial interest in, such Capital Securities agrees to treat the Debentures described in the Declaration as indebtedness and the Capital Securities as evidence of indirect beneficial ownership in such indebtedness for tax purposes.

          IN WITNESS WHEREOF, the Trust has executed this certificate this _____ day of _____, 1998.

                    ZENITH NATIONAL INSURANCE CAPITAL TRUST I



                    By:________________________________
                          Stanley R. Zax
                          Regular Trustee



                   PROPERTY TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Capital Securities referred to in the within-mentioned Declaration.

                    NORWEST BANK MINNESOTA, NATIONAL
                       ASSOCIATION, as Property Trustee



                    By:__________________________
                          Authorized Signatory

                        [FORM OF REVERSE OF SECURITY]


          Distributions payable on each Capital Security will be fixed at a rate per annum of 8.55% (the "Coupon Rate") of the liquidation amount of $1,000 per Capital Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions not currently made will bear interest thereon compounded semi-annually at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds legally available therefor. The amount of Distributions payable for any period will be computed for any full semi-annual Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period of less than a full calendar month the number of days elapsed in such month.

          Distributions on the Capital Securities will be cumulative, will accrue from the date of original issuance and will be payable semi-annually in arrears, on the following dates, which dates correspond to the interest payment dates on the Debentures: February 1 and August 1 of each year, commencing on February 1, 1999, except as otherwise described below. So long as no Event of Default (or an event which would be an Event of Default with the giving of required notice or the passage of time) has occurred and is continuing, the Debenture Issuer has the right under the Indenture to defer payments of interest by deferring the interest payment period from time to time on the Debentures for a period not exceeding 10 consecutive semi-annual periods (each a "Deferral Period") and, as a consequence of such deferral, Distributions will also be deferred. Despite such deferral, semi-annual Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded semi-annually during any such Deferral Period. Prior to the termination of any such Deferral Period, the Debenture Issuer may further extend such Deferral Period so long as no Event of Default (or an event which would be an Event of Default with the giving of required notice or the passage of time) has occurred and is continuing; PROVIDED THAT such Deferral Period together with all such previous and further deferrals thereof may not exceed 10 consecutive semi-annual periods or extend beyond the maturity (whether at the stated maturity or by declaration of acceleration, call for redemption or otherwise) of the Debentures under the Indenture. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Deferral Period.
Upon the termination of any Deferral Period and the payment of all amounts then due, the Debenture Issuer may commence a new Deferral Period, subject to the above requirements.

          The Capital Securities shall be redeemable as provided in the Declaration.

                                  SCHEDULE I


                          RULE 144A GLOBAL SECURITY

          The initial number of Capital Securities evidenced by this 144A Global Security is _________.

             CHANGES TO NUMBER OF CAPITAL SECURITIES EVIDENCED
                        BY RULE 144A GLOBAL SECURITY



          Number of Capital Securities
            by which this Rule 144A
            Global Security is to be       Remaining Capital
  Date     Reduced or Increased, and    Securities Represented    Notation Made
            Reason for Reduction or    by this Rule 144A Global         By
                   Increase                    Security
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


                                                                      EXHIBIT B


                     FORM OF REGULATION S GLOBAL SECURITY


          THIS CAPITAL SECURITY IS A REGULATION S GLOBAL SECURITY WITHIN THE MEANING OF THE DECLARATION HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (THE "DEPOSITARY"), OR A NOMINEE OF THE DEPOSITARY. THIS CAPITAL SECURITY IS EXCHANGEABLE FOR CAPITAL SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE DECLARATION AND NO TRANSFER OF THIS CAPITAL SECURITY (OTHER THAN A TRANSFER OF THIS CAPITAL SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

          UNLESS THIS CAPITAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (55 WATER STREET, NEW YORK, NEW YORK) TO THE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CAPITAL SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          THIS CAPITAL SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAW. NEITHER THIS CAPITAL SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

          THE HOLDER OF THIS CAPITAL SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS CAPITAL SECURITY ONLY (A) TO ZENITH NATIONAL INSURANCE CORP. (THE "COMPANY"), (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) SO LONG AS THIS CAPITAL SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR 904 UNDER THE SECURITIES ACT, (E) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF APPLICABLE) OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT, SUBJECT TO THE RIGHT OF THE TRUST AND THE COMPANY PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSE (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM AND (ii) IN EACH OF CASES (B) THROUGH (F) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. SUCH HOLDER FURTHER AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS CAPITAL SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

          THE HOLDER OF THIS CAPITAL SECURITY BY ITS ACCEPTANCE HEREOF ALSO AGREES, REPRESENTS AND WARRANTS THAT EITHER (i) IT IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE "PROHIBITED TRANSACTIONS" PROVISIONS OF SECTION 406 OF THE EMPLOYMENT RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED ("THE CODE"), AND IS NOT USING THE ASSETS OF ANY SUCH PLAN TO ACQUIRE THIS CAPITAL SECURITY OR (ii) THE ACQUISITION AND HOLDING OF THIS CAPITAL SECURITY BY IT IS NOT PROHIBITED BY EITHER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, OR IS EXEMPT FROM ANY SUCH PROHIBITION BY APPLICATION OF A STATUTORY, REGULATORY OR ADMINISTRATIVE EXEMPTION.

          THIS CAPITAL SECURITY WILL BE ISSUED, AND MAY BE TRANSFERRED, ONLY IN BLOCKS HAVING A LIQUIDATION AMOUNT (BEFORE GIVING EFFECT TO ANY PARTIAL REDEMPTION) OF NOT LESS THAN $100,000 (100 CAPITAL SECURITIES). ANY TRANSFER, SALE OR OTHER DISPOSITION OF THE CAPITAL SECURITIES IN A BLOCK HAVING A LIQUIDATION AMOUNT (BEFORE GIVING EFFECT TO ANY PARTIAL REDEMPTION) OF LESS THAN $100,000 SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER. ANY SUCH TRANSFEREE SHALL BE DEEMED NOT TO BE THE HOLDER OF SUCH CAPITAL SECURITIES FOR ANY PURPOSE, INCLUDING BUT NOT LIMITED TO THE RECEIPT OF DISTRIBUTIONS ON SUCH CAPITAL SECURITIES, AND SUCH TRANSFEREE SHALL BE DEEMED TO HAVE NO INTEREST WHATSOEVER IN SUCH CAPITAL SECURITIES.

Certificate number                                 Number of Capital Securities
                                                    CUSIP NO.

                      Certificate Evidencing Capital Securities
                                          of
                      ZENITH NATIONAL INSURANCE CAPITAL TRUST I

                              8.55% Capital Securities
                  (Liquidation Amount $1,000 per Capital Security)

          ZENITH NATIONAL INSURANCE CAPITAL TRUST I, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that ________________ (the "Holder") is the registered owner of preferred securities of the Trust representing preferred undivided beneficial interests in the assets of the Trust designated the 8.55% Capital Securities (Liquidation Amount $1,000 per Security) (the "Capital Securities"). The Capital Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Capital Securities represented hereby are in all respects subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of July 30, 1998, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Capital Securities as set forth in Annex I to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Capital Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Capital Security Guarantee and the Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business.

          Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder. By its acceptance of this certificate representing Capital Securities or a beneficial interest in such Capital Securities, the owner of, and any person that acquires a beneficial interest in, such Capital Securities agrees to treat the Debentures described in the Declaration as indebtedness and the Capital Securities as evidence of indirect beneficial ownership in such indebtedness for tax purposes.

          IN WITNESS WHEREOF, the Trust has executed this certificate this _____ day of _______, 1998.

                    ZENITH NATIONAL INSURANCE CAPITAL TRUST I



                    By:________________________________
                          Stanley R. Zax
                          Regular Trustee


                   PROPERTY TRUSTEE'S CERTIFICATE OF AUTHENTICATION

      This is one of the Capital Securities referred to in the within-mentioned Declaration.

                    NORWEST BANK MINNESOTA, NATIONAL
                       ASSOCIATION, as Property Trustee



                    By:__________________________
                          Authorized Signatory

                        [FORM OF REVERSE OF SECURITY]


Distributions payable on each Capital Security will be fixed at a rate per annum of 8.55% (the "Coupon Rate") of the liquidation amount of $1,000 per Capital Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions not currently made will bear interest thereon compounded semi-annually at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds legally available therefor. The amount of Distributions payable for any period will be computed for any full semi-annual Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period of less than a full calendar month the number of days elapsed in such month.

          Distributions on the Capital Securities will be cumulative, will accrue from the date of original issuance and will be payable semi-annually in arrears, on the following dates, which dates correspond to the interest payment dates on the Debentures: February 1 and August 1 of each year, commencing on February 1, 1999, except as otherwise described below. So long as no Event of Default (or an event which would be an Event of Default with the giving of required notice or the passage of time) has occurred and is continuing, the Debenture Issuer has the right under the Indenture to defer payments of interest by deferring the interest payment period from time to time on the Debentures for a period not exceeding 10 consecutive semi-annual periods (each a "Deferral Period") and, as a consequence of such deferral, Distributions will also be deferred. Despite such deferral, semi-annual Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded semi-annually during any such Deferral Period. Prior to the termination of any such Deferral Period, the Debenture Issuer may further extend such Deferral Period so long as no Event of Default (or an event which would be an Event of Default with the giving of required notice or the passage of time) has occurred and is continuing; PROVIDED THAT such Deferral Period together with all such previous and further deferrals thereof may not exceed 10 consecutive semi-annual periods or extend beyond the maturity (whether at the stated maturity or by declaration of acceleration, call for redemption or otherwise) of the Debentures under the Indenture. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Deferral Period. Upon the termination of any Deferral Period and the payment of all amounts then due, the Debenture Issuer may commence a new Deferral Period, subject to the above requirements.

          The Capital Securities shall be redeemable as provided in the Declaration.

                                  SCHEDULE I


                            REGULATION S GLOBAL SECURITY

          The initial number of Capital Securities evidenced by this Regulation S Global Security is _________.

                 CHANGES TO NUMBER OF CAPITAL SECURITIES EVIDENCED
                          BY REGULATION S GLOBAL SECURITY


         Number of Capital Securities
            by which this Rule 144A
           Global Security is to be        Remaining Capital
  Date     Reduced or Increased, and    Securities Represented    Notation Made
            Reason for Reduction or    by this Rule 144A Global         By
                   Increase                    Security
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



                                                                      EXHIBIT C

                     FORM OF DEFINITIVE CAPITAL SECURITY


          THIS CAPITAL SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAW. NEITHER THIS CAPITAL SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

          THE HOLDER OF THIS CAPITAL SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS CAPITAL SECURITY ONLY (A) TO ZENITH NATIONAL INSURANCE CORP. (THE "COMPANY"), (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) SO LONG AS THIS CAPITAL SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR 904 UNDER THE SECURITIES ACT, (E) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF APPLICABLE) OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT, SUBJECT TO THE RIGHT OF THE TRUST AND THE COMPANY PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSE (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM AND (ii) IN EACH OF CASES (B) THROUGH (F) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. SUCH HOLDER FURTHER AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS CAPITAL SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

          THE HOLDER OF THIS CAPITAL SECURITY BY ITS ACCEPTANCE HEREOF ALSO AGREES, REPRESENTS AND WARRANTS THAT EITHER (i) IT IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE "PROHIBITED TRANSACTIONS" PROVISIONS OF SECTION 406 OF THE EMPLOYMENT RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED ("THE CODE"), AND IS NOT USING THE ASSETS OF ANY SUCH PLAN TO ACQUIRE THIS CAPITAL SECURITY OR (ii) THE ACQUISITION AND HOLDING OF THIS CAPITAL SECURITY BY IT IS NOT PROHIBITED BY EITHER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, OR IS EXEMPT FROM ANY SUCH PROHIBITION BY APPLICATION OF A STATUTORY, REGULATORY OR ADMINISTRATIVE EXEMPTION.

          THIS CAPITAL SECURITY WILL BE ISSUED, AND MAY BE TRANSFERRED, ONLY IN BLOCKS HAVING A LIQUIDATION AMOUNT (BEFORE GIVING EFFECT TO ANY PARTIAL REDEMPTION) OF NOT LESS THAN $100,000 (100 CAPITAL SECURITIES). ANY TRANSFER, SALE OR OTHER DISPOSITION OF THE CAPITAL SECURITIES IN A BLOCK HAVING A LIQUIDATION AMOUNT (BEFORE GIVING EFFECT TO ANY PARTIAL REDEMPTION) OF LESS THAN $100,000 SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER. ANY SUCH TRANSFEREE SHALL BE DEEMED NOT TO BE THE HOLDER OF SUCH CAPITAL SECURITIES FOR ANY PURPOSE, INCLUDING BUT NOT LIMITED TO THE RECEIPT OF DISTRIBUTIONS ON SUCH CAPITAL SECURITIES, AND SUCH TRANSFEREE SHALL BE DEEMED TO HAVE NO INTEREST WHATSOEVER IN SUCH CAPITAL SECURITIES.

Certificate number                                 Number of Capital Securities
                                                    CUSIP NO.

                  Certificate Evidencing Capital Securities
                                      of
                  ZENITH NATIONAL INSURANCE CAPITAL TRUST I

                           8.55% Capital Securities
              (Liquidation Amount $1,000 per Capital Security)

          ZENITH NATIONAL INSURANCE CAPITAL TRUST I, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that ________________ (the "Holder") is the registered owner of preferred securities of the Trust representing preferred undivided beneficial interests in the assets of the Trust designated the 8.55% Capital Securities (Liquidation Amount $1,000 per Security) (the "Capital Securities"). The Capital Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Capital Securities represented hereby are in all respects subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of July 30, 1998, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Capital Securities as set forth in Annex I to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Capital Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Capital Security Guarantee and the Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business.

          Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder. By its acceptance of this certificate representing Capital Securities or a beneficial interest in such Capital Securities, the owner of, and any person that acquires a beneficial interest in, such Capital Securities agrees to treat the Debentures described in the Declaration as indebtedness and the Capital Securities as evidence of indirect beneficial ownership in such indebtedness for tax purposes.

          IN WITNESS WHEREOF, the Trust has executed this certificate this _____ day of _______, 1998.

                              ZENITH NATIONAL INSURANCE CAPITAL TRUST I



                              By:__________________________
                                   Stanley R. Zax
                                   Regular Trustee


                   PROPERTY TRUSTEE'S CERTIFICATE OF AUTHENTICATION

      This is one of the Capital Securities referred to in the within-mentioned Declaration.

                              NORWEST BANK MINNESOTA,
                                NATIONAL ASSOCIATION, as Property Trustee



                              By:__________________________
                                   Authorized Signatory

                        [FORM OF REVERSE OF SECURITY]

          Distributions payable on each Capital Security will be fixed at a rate per annum of 8.55% (the "Coupon Rate") of the stated liquidation amount of $1,000 per Capital Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions not currently made will bear interest thereon compounded semi-annually at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds legally available therefor. The amount of Distributions payable for any period will be computed for any full semi-annual Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period of less than a full calendar month the number of days elapsed in such month.

          Distributions on the Capital Securities will be cumulative, will accrue from the date of original issuance and will be payable semi-annually in arrears, on the following dates, which dates correspond to the interest payment dates on the Debentures: February 1 and August 1 of each year, commencing on February 1, 1999, except as otherwise described below. So long as no Event of Default (or an event which would be an Event of Default with the giving of required notice or the passage of time) has occurred and is continuing, the Debenture Issuer has the right under the Indenture to defer payments of interest by deferring the interest payment period from time to time on the Debentures for a period not exceeding 10 consecutive semi-annual periods (each a "Deferral Period") and, as a consequence of such deferral, Distributions will also be deferred. Despite such deferral, semi-annual Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded semi-annually during any such Deferral Period. Prior to the termination of any such Deferral Period, the Debenture Issuer may further extend such Deferral Period so long as no Event of Default (or an event which would be an Event of Default with the giving of required notice or the passage of time) has occurred and is continuing; PROVIDED THAT such Deferral Period together with all such previous and further deferrals thereof may not exceed 10 consecutive semi-annual periods or extend beyond the maturity (whether at the stated maturity or by declaration of acceleration, call for redemption or otherwise) of the Debentures under the Indenture. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Deferral Period. Upon the termination of any Deferral period and the payment of all amounts then due, the Debenture Issuer may commence a new Deferral Period, subject to the above requirements.

          The Capital Securities shall be redeemable as provided in the Declaration.

                              FORM OF ASSIGNMENT

      For value received ____________________ hereby sell(s), assign(s) and transfer(s) unto______________________________________________________________
______________________________________________________________________________

                      (Please insert social security or other
                    taxpayer identification number of assignee.)

 the within security and hereby irrevocably constitutes and appoints _______________ attorney to transfer the said security on the books of the Trust, with full power of substitution in the premises.

          In connection with any transfer of the within security occurring prior to such date as restrictions on the transfer of such security imposed by the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations thereunder shall be terminated in accordance with the Declaration, the undersigned confirms that such security is being transferred:

          / /  To Zenith National Insurance Corp. or a subsidiary thereof; or

          / / Pursuant to an effective registration statement under the Securities Act; or

          / / Pursuant to and in compliance with Rule 144A under the Securities Act;(1) or

          / / To an Institutional Accredited Investor pursuant to and in compliance with the Securities Act;(2)

          / / Pursuant to and in compliance with Regulation S under the Securities Act;(1) or

          / /  Pursuant to and in compliance with Rule 144 under the Securities
                 Act;

--------------------------
    1. If the transferee is an Institutional Accredited Investor taking delivery in the form of a Definitive Capital Securities Certificate, the undersigned hereby also delivers the certificate in the form of Exhibit E to the Declaration. or

    2. If the transferee is an Institutional Accredited Investor taking delivery in the form of a Definitive Capital Securities Certificate, the undersigned hereby also delivers the certificate in the form of Exhibit E to the Declaration.

  and unless the box below is checked, the undersigned confirms that such security is not being transferred to an "affiliate" of the Trust as defined in Rule 144 under the Securities (an "Affiliate"):

          / /  The transferee is an Affiliate of the Trust.

   Dated:
          -------------------------

                                        --------------------------------------

                                        --------------------------------------
                                                       Signature(s)

                                        Signature(s) must be guaranteed by a
                                        commercial bank or trust company or a
                                        member firm of a major stock exchange.


                                        --------------------------------------
                                                       Signature Guarantee


   NOTICE: The above signatures of the holder(s) hereof must correspond with the name as written upon the face of this Security in every particular, without alteration or enlargement or any change whatever.

                                                                      EXHIBIT D

Certificate number                                  Number of Common Securities

                    Certificate Evidencing Common Securities
                                      of
                    ZENITH NATIONAL INSURANCE CAPITAL TRUST I

                              Common Securities
                (Liquidation Amount $1,000 per Common Security)

        ZENITH NATIONAL INSURANCE CAPITAL TRUST I, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that Zenith National Insurance Corp., a Delaware corporation (the "Holder"), is the registered owner of __________ Common Securities of the Trust representing an undivided beneficial interest in the assets of the Trust and designated the Common Securities (Liquidation Amount $1,000 per common security) (the "Common Securities"). Subject to the limitations in the Declaration, the Common Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued and in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of July 30, 1998, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Common Securities as set forth in Annex I to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Sponsor will provide a copy of the Declaration and the Indenture (including any supplemental indenture) to a Holder without charge upon written request to the Sponsor at its principal place of business.

        Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder. By its acceptance of this certificate representing Common Securities or a beneficial interest in such Common Securities, the owner of, and any person that acquires a beneficial interest in, such Common Securities agrees to treat the Debentures described in the Declaration as indebtedness and the Common Securities as evidence of indirect beneficial ownership in such indebtedness for tax purposes.

        IN WITNESS WHEREOF, the Trust has executed this certificate this _____ day of _______, 1998.



                            By:___________________________
                                  Stanley R. Zax
                                  Regular Trustee


                   PROPERTY TRUSTEE'S CERTIFICATE OF AUTHENTICATION

      This is one of the Capital Securities referred to in the within-mentioned Declaration.

                              NORWEST BANK MINNESOTA, NATIONAL
                               ASSOCIATION, as Property Trustee



                              By:___________________________
                                    Authorized Signatory

                         [FORM OF REVERSE OF SECURITY]

        Distributions payable on each Common Security will be fixed at a rate per annum of 8.55% (the "Coupon Rate") of the liquidation amount of $1,000 per Common Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions not currently made will bear interest thereon compounded semi-annually at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds legally available therefor. The amount of Distributions payable for any period will be computed for any full semi-annual Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period of less than a full calendar month the number of days elapsed in such month.

        Distributions on the Common Securities will be cumulative, will accrue from the date of original issuance and will be payable semi-annually in arrears, on the following dates, which dates correspond to the interest payment dates on the Debentures: February 1 and August 1 of each year, commencing on February 1, 1999, except as otherwise described below. So long as no Event of Default (or an event which would be an Event of Default with the giving of required notice or the passage of time) has occurred and is continuing, the Debenture Issuer has the right under the Indenture to defer payments of interest by deferring the interest payment period from time to time on the Debentures for a period not exceeding 10 consecutive periods (each a "Deferral Period") and, as a consequence of such deferral, Distributions will also be deferred. Despite such deferral, semi-annual Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded semi-annually during any such Deferral Period. Prior to the termination of any such Deferral Period, the Debenture Issuer may further extend such Deferral Period so long as no Event of Default (or an event which would be an Event of Default with the giving of required notice or the passage of time) has occurred and is continuing; PROVIDED THAT such Deferral Period together with all such previous and further deferrals thereof may not exceed 10 consecutive semi-annual periods or extend beyond the maturity (whether at the stated maturity or by declaration of acceleration, call for redemption or otherwise) of the Debentures under the Indenture. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Deferral Period. Upon the termination of any Deferral Period and the payment of all amounts then due, the Debenture Issuer may commence a new Deferral Period, subject to the above requirements.

        The Common Securities shall be redeemable as provided in the Declaration.

                                                                      EXHIBIT E

                         FORM OF LETTER TO BE DELIVERED
                     BY INSTITUTIONAL ACCREDITED INVESTORS


Zenith National Insurance Corp.
21255 Califa Street
Woodland Hills, CA 91367-5021

Zenith National Insurance Capital Trust I
21255 Califa Street
Woodland Hills, CA 91367-5021

Ladies and Gentlemen:

       We understand that the 8.55 % Capital Securities, Liquidation Amount $1,000 per Capital Security (the "Capital Securities"), of Zenith National Insurance Capital Trust I, a Delaware business trust (including the guarantee (the "Guarantee") of Zenith National Insurance Corp. ("Zenith") executed in connection therewith), and the 8.55% Subordinated Deferrable Interest Debentures due 2028 of Zenith (the "Debentures" and, together with the Capital Securities and the Guarantee, the "Securities") are being offered in a transaction not involving any public offering within the United States within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), and that the Securities have not been registered under the Securities Act, and we agree, on our own behalf and on behalf of each account for which we acquire any Capital Securities, that if, prior to the expiration of the holding period applicable to sales of any Security under Rule 144(k) under the Securities Act, we decide to offer, resell or otherwise transfer such Security, such Security may be offered, resold or otherwise transferred only
(i) to Zenith or a subsidiary thereof, (ii) pursuant to an effective registration statement under the Securities Act, (iii) to a person who is a "qualified institutional buyer" (as defined in Rule 144A under the Securities
Act) in compliance with Rule 144A, (iv) outside the United States in compliance with Rule 904 under the Securities Act or (v) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available) and (vi) in each case, in accordance with any applicable securities laws of the states of the United States or any other applicable jurisdiction and in accordance with the legends set forth on the Capital Securities and the Debentures. We further agree to provide any person purchasing any of the Capital Securities or Debentures from us a notice advising such purchaser that resales of such Securities are restricted as stated herein. We understand that any Capital Securities will bear a legend reflecting the substance of this paragraph.

        We confirm that:

        (A) we are an "accredited investor" within the meaning of Rule 501(a)(1), (2) or (3) under the Securities Act or an entity in which all of the equity owners are accredited investors within the meaning of Rule 501(a)(l), (2) and (3) under the Securities Act (an "Institutional Accredited Investor");

        (B) (A) any purchase of Capital Securities by us will be for our own account or for the account of one or more other Institutional Accredited Investors or as fiduciary for the account of one or more trusts, each of which is an "accredited investor" within the meaning of Rule 501(a)(7) under the Securities Act and for each of which we exercise sole investment discretion or (B) we are a "bank," within the meaning of Section 3(a)(2) of the Securities Act, or a "savings and loan association" or other institution described in Section 3(a)(5)(A) of the Securities Act that is acquiring Capital Securities as fiduciary for the account of one or more institutions for which we exercise sole investment discretion;

        (C) in the event that we purchase any Capital Securities, we will acquire Capital Securities having a liquidation amount (before giving effect to any partial redemption) of not less than $100,000 for our own account or for any separate account for which we are acting;

        (D) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of an investment in the Capital Securities;

        (E) we are not acquiring Capital Securities with a view to resale or distribution thereof or with any present intention of offering or selling Capital Securities, except as permitted above; provided that the disposition of our property and property of any accounts for which we are acting as fiduciary shall remain at all times within our control; and

        (F) we have had access to such financial and other information and have been afforded the opportunity to ask such questions of representatives of Zenith and receive answers thereto, as we deem necessary in connection with our decision to purchase Capital Securities.

        We acknowledge that you and others, including without limitation, Credit Suisse First Boston Corporation, BancAmerica Robertson Stephens and Donaldson, Lufkin & Jenrette Securities Corporation, will rely upon our confirmations, acknowledgments and agreements set forth herein, and we agree to notify you promptly in writing if any of our representations or warranties herein ceases to be accurate and complete.

        THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.


                                           -----------------------------
                                           (Name of Purchaser)


                              By:
                                 ---------------------------------------

                              Name:
                                   -------------------------------------

                              Title:
                                    ------------------------------------

                              Address:
                                      ----------------------------------


Dated:
      ---------------------

                                                                      EXHIBIT F

                        FORM OF TRANSFER CERTIFICATE--
                 REGULATION S GLOBAL SECURITY OR INSTITUTIONAL
            ACCREDITED INVESTORS DEFINITIVE TO 144A GLOBAL SECURITY


Norwest Bank Minnesota, National Association
Sixth & Marquette
Minneapolis, Minnesota  55479-0069
Attention:  Corporate Trust Administration

                            ZENITH NATIONAL INSURANCE
                        CAPITAL TRUST I CAPITAL SECURITIES

        Reference is hereby made to the Amended and Restated Declaration of Trust, dated as of July 30, 1998 (the "Declaration"), among Zenith National Insurance Corp., Norwest Bank Minnesota, National Association, as Property Trustee, Wilmington Trust Company, as Delaware Trustee, the Regular Trustees named therein and the holders, from time to time, of undivided beneficial interests in the assets of Zenith National Insurance Capital Trust I. Capitalized terms used but not defined herein shall have the meanings given to them in the Declaration.

        This letter relates to ___________________ Capital Securities which are evidenced by (I) a Regulation S Global Security (CUSIP No. ___________) and held with the Depositary indirectly or (II) a Definitive Capital Security Certificate held directly, in either case in the name of [insert name of transferor] (the "Transferor").

        The Transferor has requested a transfer of such beneficial interest in such Capital Securities to a Person that will take delivery thereof in a transaction effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor does hereby certify that (i) the Transferor's interest in such Capital Securities is being transferred in accordance with the transfer restrictions set forth in the Declaration; and (ii) the transferee is a person who the Transferor reasonably believes is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act, purchasing for its own account or the account of a qualified institutional buyer in a transaction meeting the requirements of Rule 144A, in accordance with all applicable securities laws of the states of the United States and other jurisdictions.

        You, the Trust and each of Credit Suisse First Boston Corporation, BancAmerica Robertson Stephens and Donaldson, Lufkin & Jenrette Securities Corporation are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.


 Dated:
       -----------------------


                                                [Insert Name of Transferor]


                                                By:
                                                     ------------------------
                                                     Name:
                                                     Title:

                                                (If the registered owner is a
                                                corporation, partnership or
                                                fiduciary, the title of the
                                                Person signing on behalf of
                                                such registered owner must be
                                                stated.)

                                                                      EXHIBIT G

                          FORM OF TRANSFER CERTIFICATE--
                144A GLOBAL SECURITY OR INSTITUTIONAL ACCREDITED
              INVESTORS DEFINITIVE TO REGULATION S GLOBAL SECURITY


Norwest Bank Minnesota, National Association
Sixth & Marquette
Minneapolis, Minnesota  55479-0069
Attention:  Corporate Trust Administration

                           ZENITH NATIONAL INSURANCE
                      CAPITAL TRUST I CAPITAL SECURITIES

        Reference is hereby made to the Amended and Restated Declaration of Trust, dated as of July 30, 1998 (the "Declaration"), among Zenith National Insurance Corp., Norwest Bank Minnesota, National Association, as Property Trustee, Wilmington Trust Company, as Delaware Trustee, the Regular Trustees named therein and the holders, from time to time, of undivided beneficial interests in the assets of Zenith National Insurance Capital Trust I. Capitalized terms used but not defined herein shall have the meanings given to them in the Declaration.

        This letter relates to _______________________ Capital Securities which are evidenced by (I) a 144A Global Security (CUSIP No. _______) and held indirectly with the Depositary or (II) a Definitive Capital Security Certificate held directly, in either case, in the name of [insert name of transferor] (the "Transferor").

        The Transferor has requested a transfer of such beneficial interest in such Capital Securities to a Person that will take delivery thereof in a transaction effected pursuant to and in accordance with Rule 904 under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor does hereby further certify that the Transferor's interest in such Capital Securities is being transferred in accordance with the transfer restrictions set forth in the Declaration and that:

        The offer of such Capital Securities was not made to a person in the United States;

        (A)  either:

             (i) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or

             (ii) the transaction was executed in, or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States;

        (B) no directed selling efforts have been made in contravention of the requirements of 904(b) of Regulation S, as applicable;

        (C) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

        (D) we have advised the transferee of the transfer restrictions applicable to such Capital Securities.

        You, the Trust and each of Credit Suisse First Boston Corporation, BancAmerica Robertson Stephens and Donaldson, Lufkin & Jenrette Securities Corporation are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby. Terms used in this certificate and not otherwise defined herein or in the Declaration have the meanings set forth in Regulation S under the Securities Act.

 Dated:
       ----------------------


                                           [Insert Name of Transferor]


                                           By:
                                                ----------------------------
                                                Name:
                                                Title:

                                           (If the registered owner is a
                                           corporation, partnership or
                                           fiduciary, the title of the Person
                                           signing on behalf of such
                                           registered owner must be stated.)







                                      G-2